SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.     )

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(as permitted by Rule 14a-6(a)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Under § 240.14a-12.

STAAR Surgical Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STAAR SURGICAL COMPANY

1911 Walker Avenue

Monrovia, California 91016

May 19, 2003

To Our Stockholders:

You are cordially invited to attend the annual meeting of the stockholders (the “Annual Meeting”) of STAAR Surgical Company (the “Company”). The Annual Meeting will be held on Wednesday, June 18, 2003 at 10:00 a.m. (California time) at the Holiday Inn, located at 924 West Huntington Drive, Monrovia, California 91016.

The actions we expect to take at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. Also included with this letter is the Company’s Annual Report.

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before the Annual Meeting. If you are a record holder of the Company’s Common Stock on May 19, 2003, you are eligible to vote with respect to these matters, either personally at the Annual Meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the Annual Meeting, to ensure the presence of a quorum. Therefore, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting and vote your shares in person for the matters acted on at the Annual Meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,

David Bailey

President and Chairman of the Board

STAAR SURGICAL COMPANY

1911 Walker Avenue

Monrovia, California 91016

Notice of Annual Meeting of Stockholders

To Our Stockholders:

The annual meeting of the stockholders of STAAR Surgical Company (the “Annual Meeting”) will be held on Wednesday, June 18, 2003, at 10:00 a.m. (California time), at the Holiday Inn, located at 924 West Huntington Drive, Monrovia, California 91016 for the following purposes:

(1)	To elect two Class II directors to three-year terms.

(2)	To approve the adoption of the STAAR Surgical Company 2003 Omnibus Equity Incentive Plan.

(3)	To transact such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement of the Annual Meeting.

Stockholders of record at the close of business on May 19, 2003 (“Stockholders”) will be entitled to notice of and to vote at the Annual Meeting and at any continuation, adjournment or postponement thereof.

All Stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. Please fill in, date, sign and return the enclosed proxy in the return envelope as promptly as possible, whether or not you plan to attend the Annual Meeting. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies and will assist in ensuring that a quorum is present or represented. If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

By Order of the Board of Directors,

John Bily

Secretary

Monrovia, California

May 19, 2003

STAAR SURGICAL COMPANY

1911 Walker Avenue

Monrovia, California 91016

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 18, 2003

VOTING AND PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of STAAR Surgical Company, a Delaware corporation (referred to as the “Company,” “we,” “our” or “us”) for use at our annual meeting of stockholders (the “Annual Meeting”) to be held at the Holiday Inn, located at 924 West Huntington Drive, Monrovia, California 91016 on Wednesday, June 18, 2003, at 10:00 a.m. (California time), and at any continuation, adjournment or postponement of the Annual Meeting. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card (the “Proxy”) are being mailed to Stockholders on or about May 19, 2003.

Revocability of Proxy and Voting of Shares

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Company’s Secretary at our principal executive offices located at 1911 Walker Avenue, Monrovia, California 91016. The proxy may also be revoked by attending the Annual Meeting and voting in person.

If a proxy is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with the Stockholder’s instructions indicated on the proxy card. If no instructions are indicated on the Proxy, the Proxy will be voted “FOR” the election of the Board of Directors’ nominees and “FOR” the approval of the STAAR Surgical Company 2003 Omnibus Equity Incentive Plan, and in accordance with the recommendations of the Board of Directors as to any other matter that may properly be brought before the Annual Meeting or any continuations, adjournments or postponements of the Annual Meeting.

David Bailey and John Bily, the designated proxyholders (the “Proxyholders”), are members of the Company’s management.

Record Date, Voting Rights and Outstanding Shares

The Board of Directors has fixed May 19, 2003 as the record date (the “Record Date”) for determining holders of our common stock, $.01 par value per share (“Common Stock”), who are entitled to vote at the Annual Meeting and any continuation, adjournment or postponement of the Annual Meeting. As of the Record Date, we had 17,101,487 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder at the close of business on the Record Date (the “Stockholder”) to one vote on each matter to be voted on at the Annual Meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, either present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

Directors are elected by a plurality of the votes cast in the election. Our Certificate of Incorporation and our Bylaws divide our Board of Directors into three classes, namely, Class I, Class II and Class III, with each class to be elected for a three-year term on a staggered basis. Proxies cannot be voted for a greater number of persons than the number of nominees named.

For the purpose of determining whether the Stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers (“broker non-votes”) are not counted or deemed to be present or represented for the purpose of determining whether Stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting. Accordingly, broker non-votes have the effect of reducing the number of affirmative votes required to achieve the majority vote.

Under our Bylaws, nominations for the Board of Directors made by Stockholders must be made by written notice delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company not less than 14 days nor more than 50 days prior to the Annual Meeting, provided that if less than 20 days’ notice of the meeting is given to Stockholders, the written notice shall be delivered or mailed, as prescribed, to the secretary of the Company not later than the close of the seventh day following the day on which notice of the Annual Meeting was mailed to Stockholders. Each such written notice must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment or each such nominee, and (iii) the number of shares of stock of the Company that are beneficially owned by each such nominee.

Solicitation

The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. The cost of soliciting proxies for the Annual Meeting is estimated at $38,000. In addition to this original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

Transaction of Other Business

Recently, the SEC amended its rule governing a company’s ability to use discretionary proxy authority with respect to voting on stockholder proposals that have not been submitted by the stockholder in time to be included in the Proxy Statement. As a result of that rule change, if a stockholder proposal is not submitted to the Company on or before March 26, 2003, the Proxies solicited by the Board of Directors for the Annual Meeting will confer on the holders of the Proxy the authority to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

As of the day this Proxy Statement goes to press, management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors, the Proxyholders intend to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors, and the authority to do so is included in the Proxy.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Two Class II directors are to be elected to our Board of Directors at the Annual Meeting. These directors will hold office for a three-year term. The Board of Directors has nominated Mr. Donald Duffy and Dr. Volker D. Anhaeusser. We expect that these nominees will be available for election, but if either of them is not a candidate at the time the election occurs, it is intended that your Proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

No Proxies are sought with respect to the election of the presently serving Class III directors (Mr. John Gilbert and Mr. David Morrison) or the Class I director (Mr. David Bailey), as the terms of these directors do not expire until the annual meetings of stockholders to be held in 2004 and 2005, respectively.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MR. DONALD DUFFY AND DR. VOLKER D. ANHAEUSSER AS THE CLASS II DIRECTORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth each beneficial owner (other than directors and named executive officers) of more than 5% of our Common Stock. This information is based on publicly available information filed with the Securities and Exchange Commission as of the Record Date.

Name and Address of Beneficial Owners	Number of Shares and Nature of Beneficial Ownership		Percent of Outstanding Common Stock
Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	1,450,000	(1)	8.42%

Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,021,950	(2)	5.93%

Federated Investors, Inc. Federated Investors Tower 5800 Corporate Drive Pittsburgh, PA 15222	1,007,400	(3)	5.9%

(1)	Shares are as of December 31, 2002 and include 1,090,000 shares with respect to which there is shared power to vote and 1,450,000 shares with respect to which there is shared power of disposition.
(2)	Shares are as of December 31, 2002 and consist of 1,021,950 shares with respect to which the holder has sole voting and dispositive power .
(3)	Shares are as of December 31, 2002 and consist of 1,007,400 shares with respect to which the holder has sole voting and dispositive power.

The following table sets forth, as of the Record Date, information with respect to the shares of Common Stock beneficially owned by (i) each director and director nominee; (ii) each person who is an executive officer named in the Summary Compensation Table below; and (iii) all executive officers and directors as a group. The term “executive officer” is defined as the President, Chief Financial Officer, any vice-president in charge of a principal business function (such as administration or finance), or any other person who performs similar policy making functions for the Company.

	Shares Beneficially Owned
Beneficial Owner(1)	Shares of Common Stock Owned(2)	Shares Subject to Options Exercisable On or Before July 18, 2003(3)	Total	Percent of Class(4)
David Bailey	50,754	840,000	890,754	5.2%
John Bily	—	33,333	33,333	*
John Santos	5,000	103,000	108,000	*
Helene Lamielle	—	25,000	25,000	*
Nicholas Curtis	3,000	25,000	28,000	*
Guenther Roepstorff	—	—	—	*
Volker Anhaeusser	14,425	90,000	104,425	*
John R. Gilbert	—	60,000	60,000	*
David Morrison	—	80,000	80,000	*
Donald Duffy	—	—	—	—

All current directors and executive officers as a group	73,179	1,256,333	1,329,512	7.8%

*	Less than 1%.

(1)	The business address of each person named is c/o STAAR Surgical Company, 1911 Walker Avenue, Monrovia, California 91016.
(2)	Pursuant to Rule 13d-3(a), includes all shares of common stock over which the listed person has, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, voting power, which includes the power to vote, or to direct the voting of, the shares, or investment power, which includes the power to dispose, or to direct the disposition of, the shares. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.
(3)	Calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable on or before July 18, 2003 (60 days after the record date) are deemed outstanding for the purpose of calculating the number and percentage owned by any person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.
(4)	Based on 17,101,487 shares of Common Stock outstanding on the transfer records as of the Record Date.

IDENTIFICATION OF THE BOARD OF DIRECTORS

Our Certificate of Incorporation and our Bylaws divide our Board of Directors into three classes, designated Class I, Class II and Class III, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis. Our Bylaws permit the Board of Directors to fix the number of its members so long as there are no less than three directors and no more than seven directors. At present, the Board of Directors consists of five members. One member serves as a Class I director, two members serve as Class II directors, and two members serve as Class III directors. Mr. David Bailey presently serves as our Class I director, and is subject to re-election at the Annual Meeting to be held in the year 2005. Mr. Donald Duffy and Dr. Volker D. Anhaeusser presently serve as our Class II directors, and are subject to re-election at this Annual Meeting. Messrs. John R. Gilbert and David Morrison serve as our Class III directors, and are subject to re-election at the Annual Meeting to be held in the year 2004. Information regarding the business experience of each nominee and director is provided below. There are no family relationships among our executive officers and directors.

David Bailey, Class I Director

Director since December 2000

Chairman of the Board of Directors since January 11, 2001

President and Chief Executive Officer

Age 46

Mr. Bailey has served as our President, Chief Executive Officer and Chairman since 2001, and as a director since 2000. Prior to joining, Mr. Bailey served as Global President of CIBA Vision Corporation’s surgical business unit based in Atlanta, Georgia. As a member of that company’s senior executive committee, Mr. Bailey was involved in the management of a business with revenue in excess of $1 billion and employing over six thousand people. From April 1995 through May 1999, Mr. Bailey served on the global management boards of both Bausch & Lomb and ChironVision. In 1993, Mr. Bailey was the European Managing Director of Johnson & Johnson’s European professional sector, with operating responsibility for Iolab Corporation, an ophthalmic products company that was a subsidiary of Johnson & Johnson at that time. Mr. Bailey completed his formal education in the United Kingdom, obtaining a Master’s degree from Durham University, and a Bachelor of Arts degree with honors from York University.

Mr. Donald Duffy, Class II Director Nominee

Director since February 2003

Chairman of Audit Committee

Age 66

Mr. Duffy’s relevant previous experiences include the position of Chief Financial Officer of the Iolab Corporation subsidiary of Johnson & Johnson from 1987 to 1992, J & J Ultrasound division of Johnson & Johnson from 1986 to 1987 and Alpha Wire Corporation from 1984 to 1985. Prior to his position as Chief Financial Officer, he was the Chief Information Services Officer for J & J Products Division of Johnson & Johnson from 1976 to 1984 and held various financial positions for Johnson & Johnson from 1962 to 1976. Mr. Duffy earned an MBA in management from Pace University in 1972 and a BS in Accounting from the University of South Dakota in 1958. Mr. Duffy was appointed on January 29, 2003 to fill the vacancy created by the resignation of Dr. Peter Utrata. Mr. Duffy serves as chairman of the Company’s audit committee.

Dr. Volker D. Anhaeusser, Class II Director Nominee

Director since April 2000

Age 47

Dr. Anhaeusser is a resident of Karlsruhe, Germany. He is a principal member and shareholder of the German law firm of Anhaeusser, Unger, & Bergien, whose specialty is corporate and business law.

Dr. Anhaeusser received his Masters in Law degree in 1979 from Mainz University. Dr. Anhaeusser serves on the Board of Directors of several German based corporations, as well as serving on the Board of Directors of our subsidiary, Canon-STAAR Company, Inc.

John R. Gilbert, Class III Director

Director since February 2001

Age 66

Mr. Gilbert’s senior executive experience includes a 12-year career with Iolab Corporation, an ophthalmic products company that was then a subsidiary of Johnson & Johnson, and 18 years with Ethicon, Inc., a surgical device and surgical products subsidiary of Johnson & Johnson. At Iolab, Mr. Gilbert was promoted from Vice President, Marketing to President and, in 1987, to Vice Chairman. While at Iolab Mr. Gilbert was responsible for that company’s franchise worldwide, while also serving as Vice President of Johnson & Johnson International. At Ethicon, Mr. Gilbert began as a sales representative and held a series of increasingly responsible positions, becoming Vice President, Sales and a member of the Management Board in 1976. He has had significant sales and general management experience in the areas of intraocular lenses, viscoelastic materials and other ophthalmic products. Mr. Gilbert is presently a Director of Rita Medical, a developer and marketer of a proprietary radio-frequency system for the treatment of cancerous and benign tumors. Mr. Gilbert is a veteran of the U.S. Army and a graduate of Texas A&M University with a Bachelor of Science degree in Industrial Technology.

David Morrison, Class III Director

Director since May 2001

Age 58

Mr. Morrison has 35 years experience in various executive positions, both within the United States and internationally. Since 1998, Mr. Morrison has been providing consulting services relating to marketing, with an emphasis in the field of surgical ophthalmology. Following the acquisition by Chiron Vision of Iolab in March 1995, Mr. Morrison was appointed President and Chief Operating Officer of the combined businesses, which were based in Claremont, California. Mr. Morrison began his career with Chiron Vision as President of International Operations in October 1994. Prior to joining Chiron Vision, Mr. Morrison was employed by the Gillette Company as Area Vice President for Europe. In 1981, Mr. Morrison joined Cooper Vision as its Area Vice President for Europe, Africa and the Middle East. When Mr. Morrison decided to end his career with Cooper Vision in 1989, he was President of International Operations and Co-Chief Operating Officer. Mr. Morrison began his career at Warner Lambert/Parke Davis in 1970, eventually attaining a senior marketing position. Mr. Morrison holds an Honors Degree in Economics and is a post-graduate in Business Administration.

COMPENSATION OF DIRECTORS

No cash fees were paid to directors for their service on the Board of Directors during the year 2002. Directors standing for election are granted options to purchase 60,000 shares of our Common Stock on their election or re-election. Directors are elected for three-year terms. The option exercise price is the closing price of the Common Stock on the date of grant.

On his re-election to the Board of Directors on May 30, 2002, Mr. Bailey received options to purchase 60,000 shares of our Common Stock at an exercise price of $5.19. These options vest in three equal amounts of 20,000 shares during each year of service with the first vesting on the date of grant. On January 2, 2002, Dr. Anhaeusser received options to purchase 45,000 shares of our Common Stock at a price of $3.81 for service as a director of Canon-STAAR Company Inc., a 50% joint venture of the Company with Canon Inc. and Canon Sales Co. Inc.

The Board of Directors can change the compensation of directors at any time.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2002, Dr. Volker Anhaeusser, Mr. John Gilbert and Mr. David Morrison served on our Compensation Committee. None of these individuals is employed by the Company. Except for Mr. Morrison, none of these individuals was a party to any transactions with the Company during fiscal year 2002. Mr. Morrison is the sole owner of DRM Strategic Services Ltd., which received consulting fees of $73,000 during fiscal year 2002 under a Consulting Agreement with the Company. See “Certain Relationships and Related Transactions—Consulting Agreement.”

Compensation issues were also brought before the full Board of Directors, which included Mr. David Bailey and Dr. Peter Utrata.

IDENTIFICATION OF EXECUTIVE OFFICERS

David Bailey, President and Chief Executive Officer

See discussion of business experience above.

John Bily, Chief Financial Officer

Age 55

Mr. Bily joined the Company in January 2002. Before joining the Company, Mr. Bily spent 11 years with Allergan, Inc., an international pharmaceutical company, most recently as Vice President Controller Worldwide Operations, where he was responsible for the financial management of Allergan, Inc.’s global manufacturing and operations organization. Mr. Bily joined Allergan, Inc. in 1989 as Vice President Controller of Allergan Optical, the global contact lens and contact lens care division. Mr. Bily earned his Masters in Business Administration in Finance/Accounting from Arizona State University and his Bachelor of Arts degree in History from the University of Dallas. Mr. Bily also served in the United States Air Force.

John Santos, Senior Vice President, Planning and Corporate Development

Age 47

Mr. Santos has served as our Senior Vice President, Planning and Corporate Development since January 2001. Mr. Santos served as our Chief Financial Officer from May 2000 until December 2001, as Vice President-Controller from April 1999 and as Controller from October 1992. Prior to 1992, Mr. Santos was Corporate Controller of Calmar, Inc. (now Calmar-St. Gobain), a manufacturer of trigger and fine mist sprayers, spray dispensers and pharmaceutical spray devices. He held various management positions at Calmar, Inc. from 1984 to 1992. Mr. Santos received a Masters of Business Administration from Pepperdine University and a Bachelor of Arts degree in Business Administration with an emphasis in Accounting from California State University, Fullerton.

Helene Lamielle, Vice President, Scientific Affairs

Age 45

Dr. Lamielle, who joined us in January 2002, is an experienced medical and surgical ophthalmologist with 11 years of ophthalmic industry experience in pharmaceuticals and medical devices and across major subspecialties such as retina, cataract and refractive surgery. Before joining us, Dr. Lamielle was Vice President of Scientific Affairs, Implantable Products at Bausch & Lomb Surgical, the ophthalmic surgery product unit of the global eye care firm. Her responsibilities included management of research and development for surgical products for cataract and refractive indications and management of Clinical and Regulatory Affairs for all surgical products. Dr. Lamielle earned her medical degree from the University of Lyon, France.

Nicholas Curtis, Senior Vice President, Sales & Marketing

Age 47

Mr. Curtis, who joined us in August 2002, is an experienced sales and marketing professional with over 20 years experience in selling and marketing cataract and refractive surgical products. Prior to joining the Company, Mr. Curtis served as Vice President for TLC Vision Inc. from 1998 to 2002, where he was responsible for managing the company’s business development in the Great Lakes Region. Prior to 1998, Mr. Curtis held various sales management positions with Chiron Vision, Allergan Medical Optics, and American Medical Optics, a division of American Hospital Supply Corp. Mr. Curtis received a Bachelor of Science degree in Speech-Communication Studies from Northwestern University.

Guenther Roepstorff, President, Domilens GmbH

Age 58

Mr. Roepstorff is the President and founder of Domilens, GmbH, our German subsidiary, a position he has held since 1987. From 1983 to 1987, Mr. Roepstorff was managing director of Intermedics, where he was responsible for ophthalmic and cardiovascular products for the domestic German and the European markets. From 1979 to 1983, he established the Iolab Corporation intraocular lens business in Germany, Austria and Switzerland as an independent company within the Johnson & Johnson group of companies. For more than 10 years he held various management positions at Johnson & Johnson within the general surgery and dental product divisions.

SUMMARY COMPENSATION

The following table shows the compensation paid over the past three fiscal years with respect to: (i) the Company’s Chief Executive Officer during the 2002 fiscal year and (ii) the four other most highly compensated executive officers (in terms of salary and bonus) serving at the end of the 2002 fiscal year whose annual salary and bonus exceeded $100,000 (the “named executive officers”):

	Year							Long-Term Compensation
		Annual Compensation						Awards		Payouts
Name and Principal Position		Salary ($)		Bonus ($)		Other Annual Compensation ($)(1)		Restricted Stock Awards ($)	Securities Underlying Options/SARs (2)	LTIP Payouts ($)	All Other Compensation ($)(3)
David Bailey Chairman, CEO and President	2002 2001 2000	$ $	359,450 300,000 —	$	— 110,000 —	$ $	8,000 8,000 —	— — —	210,000 150,000 500,000	— — —	$ $	29,039 164,446 —

John Bily Chief Financial Officer	2002 2001 2000		$192,308 — —		— — —		— — —	— — —	100,000 — —	— — —		$16,534 — —

John Santos Senior Vice President, Planning and Corporate Development	2002 2001 2000	$ $ $	159,471 155,000 142,308	$	— — 20,000	$	— — 10,984	— — —	— — 60,000	— — —	$ $ $	7,572 10,937 10,691

Helene Lamielle Vice President, Scientific Affairs	2002 2001 2000		$180,000 — —		— — —		— — —	— — —	75,000 — —	— — —		$6,325 — —

Nicholas Curtis Senior Vice President, Sales and Marketing	2002 2001 2000		$61,538 — —		— — —		— — —	— — —	75,000 — —	— — —		$2,390 — —

Guenther Roepstorff President, Domilens GmbH	2002 2001 2000	$ $ $	216,898 256,910 249,669	$ $ $	87,000 43,389 25,471	$ $ $	14,362 859,534 22,131	— — —	— — 50,000	— — —	$ $	— 33,564 32,618

(1)	Included in this column are the costs of an automobile allowance for Mr. Bailey and Mr. Roepstorff, and for Mr. Santos taxes paid by the Company related to a bonus received in 2000. Also included for Mr. Roepstorff in 2001 are $180,000 in consulting fees and $658,000 for the early termination of the consulting arrangement, paid at a discount.
(2)	No stock appreciation rights were granted in 2002, 2001 or 2000. The options issued to Mr. Roepstorff in 2000 were cancelled in 2002 in connection with a purchase agreement between Mr. Roepstorff and the Company to acquire his remaining interest in our German subsidiary, Domilens, GmbH. This transaction is further described in “Certain Relationships and Related Transactions—Purchase Agreement.”
(3)	The amounts reported in this column, for all officers other than Mr. Bailey and Mr. Roepstorff, consist solely of the cost of life insurance premiums. Mr. Bailey’s “All Other Compensation” includes the cost of life and disability insurance premiums, in addition to relocation related expenses of $135,771 paid in 2001. Mr. Roepstorff’s “All Other Compensation” also includes the cost of pension plan contributions.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides certain information with respect to individual grants of stock options and/or stock appreciation rights in the 2002 fiscal year to each of the named executive officers:

	Number of Securities Underlying Options/SARs Granted (2)(5) (#)	% of Total Options/SARs Granted to Employees in Fiscal Year (3)(4)	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name					5% ($)	10% ($)
David Bailey	150,000	21%	3.81	1/2/2012	359,413	910,824
	60,000	8%	5.19	5/29/2007	86,034	190,113
John Bily	100,000	14%	3.29	12/11/2006	90,897	200,858
John Santos	—	—	—	—	—	—
Helene Lamielle	75,000	10%	4.62	1/14/2007	95,732	211,542
Nicholas Curtis	75,000	10%	3.45	7/14/2007	71,488	157,969
Guenther Roepstorff	—	—	—	—	—	—

(1)	The potential realizable dollar value of any given option is the difference between (i) the fair market value of the stock underlying such option as of the date of grant, adjusted to reflect hypothetical 5% and 10% annual growth rates simple interest from the date of grant of such option until the expiration date of such option, and (ii) the exercise price for such option. The 5% and 10% are hypothetical growth rates prescribed by the SEC for illustration purposes only and are not a forecast or prediction as to future stock prices. The actual amount that a named executive officer may realize will depend on various factors on the date the option is exercised, so there is no assurance that the value realized by a named executive officer will be at or near the value set forth above in the chart.
(2)	All options were granted at fair market value on the date of grant, and vest in three equal amounts at the end of each year of service following the date of grant, except for David Bailey’s options, which vest in three equal amounts with the first vesting on the date of grant
(3)	No SARs were granted to the named executive officers in the 2002 fiscal year.
(4)	The numerator in calculating this percentage includes options granted to each named executive officer in his or her capacity both as an officer (employee) and, if applicable, as a director. The denominator in calculating this percentage is 724,155, which represents options granted to all of the employees of the Company, including the named executive officers, which includes, if applicable, grants of options attributable to them in their capacities as directors.
(5)	Options to purchase the following numbers of shares have been granted to the named executive officers during fiscal year 2003, as of the Record Date: David Bailey, 140,000, John Bily, 50,000, Helene Lamielle, 50,000, and Nicholas Curtis, 60,000.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION/SAR VALUES

The following table provides certain information with respect to the named executive officers concerning: (i) options exercised in fiscal year 2002; and (ii) the number and value of unexercised options as of the 2002 fiscal year end:

Name	Shares Acquired On Exercise (1) (#)	Value Realized (2) ($)	Number of Securities Underlying Unexercised Options/SARs At FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options/SARs at FY-End (3) ($) Exercisable/ Unexercisable
David Bailey	—	—	820,000/40,000	186,000/0
John Bily	—	—	33,333/66,667	21,666/43,334
John Santos	—	—	82,999/20,001	0/0
Helene Lamielle	—	—	25,000/50,000	16,250/32,500
Nicholas Curtis	—	—	0/75,000	0/48,750
Guenther Roepstorff	—	—	0/0	0/0

(1)	No SARs were granted or exercised by any named executive officer in 2002, nor did any named executive officer hold any unexercised SARs at the end of the 2002 fiscal year. No options were exercised by any named executive officer in 2002.
(2)	The dollar values are calculated by determining the difference between the fair market value of the securities underlying the options and the price of the options at exercise.
(3)	The dollar value provided represents the cumulative difference in the fair market value of the Common Stock underlying all in-the-money options as of the last day of the 2002 fiscal year and the exercise prices for such options. Options are “in-the-money” if the fair market value of the underlying Common Stock as of the last day of the 2002 fiscal year exceeds the exercise price of such options. The fair market value of the Common Stock for purposes of this calculation is $4.20, based on the closing price for the Company’s stock as quoted on the Nasdaq National Market on January 3, 2003, the last day of the Company’s 2002 fiscal year.

EQUITY COMPENSATION PLAN INFORMATION

	(a)		(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Plans Approved by Stockholders	2,423,165	(1)	$7.52	407,739	(1)
Plans Not Approved by Stockholders	715,150		$4.64	434,329	(2)

Total Securities	3,138,315		$6.86	842,068

(1)	Represents awards granted under the 1991 Stock Option Plan of STAAR Surgical Company, the 1998 STAAR Surgical Company Stock Plan (the “1998 Plan”) and the STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer. Securities remaining available for issuance are pursuant to the 1998 Plan only.
(2)	Under the terms of the 1995 STAAR Surgical Company Consultant Plan and the 1996 STAAR Surgical Company Non-Qualified Stock Plan, the maximum number of shares that may be issued or granted under the plan shall be increased by (i) the number of shares or stock rights tendered by a recipient as payment of option shares or awarded shares; (ii) the number of shares subject to an option that is terminated unexercised or expires; and (iii) the number of restricted shares granted that are subsequently forfeited by the holders thereof.

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

David Bailey, President, Chief Executive Officer and Chairman of the Board of Directors

On December 19, 2000, we entered into an employment agreement with Mr. David Bailey to act as our Chief Executive Officer and President. The agreement is for a term of three years and will be automatically renewed for successive three-year periods unless terminated pursuant to provisions stated in the agreement. In order to encourage Mr. Bailey to join the Company, he was granted an option to purchase 500,000 shares of our Common Stock at an exercise price of $11.25 per share, the fair market value on the date of the agreement. The right to exercise the options vested in three installments over a period of two years beginning with the effective date of the agreement. In addition, we paid a bonus of $110,000 in fiscal year 2001 representing the bonus forfeited by Mr. Bailey due to the termination of his prior employment and relocation costs.

The agreement provides for a base salary of $300,000 in the first year, increasing to $350,000 during the remaining of the term of the agreement. The agreement also provides for adjustments to Mr. Bailey’s annual salary based on increases in the cost of living during the previous twelve months. Additionally, Mr. Bailey is entitled to an automobile allowance.

Each year during the term of the employment agreement, Mr. Bailey and the Compensation Committee will establish performance goals, including earnings, cash flow and other objectives, and so long as he meets those goals, Mr. Bailey is to receive an annual bonus of up to 60% of his base annual salary.

Under the terms of the agreement, Mr. Bailey’s employment may be terminated for cause (as defined in the agreement), on Mr. Bailey’s death or disability, or on 12 months written notice by Mr. Bailey. If Mr. Bailey’s employment is terminated by election of the Company or due to a change of control (as defined in the agreement), Mr. Bailey will be entitled to receive severance equal to three years annual base salary, plus accrued bonus and vacation, and immediate vesting of any unvested options.

John Bily, Chief Financial Officer

On January 3, 2002, we entered into an employment agreement with Mr. John Bily to act as our Chief Financial Officer. The agreement does not have a stated term. In order to encourage Mr. Bily to join the Company, he was granted an option to purchase 100,000 shares of our Common Stock at an exercise price of $3.29 per share, the fair market value on the date of the agreement. The right to exercise these options vests over a period of three years, and 33,333 shares are currently vested.

The agreement provides for a base salary, currently $200,000, which may be adjusted periodically by the Company. Mr. Bily may also earn an annual bonus of up to 40% of his annual salary if he achieves established performance goals.

Under the terms of the agreement, Mr. Bily’s employment may be terminated for cause (as defined in the agreement) or poor performance, on Mr. Bily’s death, or on 90 days’ written notice by Mr. Bily. If Mr. Bily’s employment is terminated by the Company without cause, on 90 days’ written notice, he will be entitled to severance equal to six months salary. Should Mr. Bily’s employment be terminated due to a change of control (as defined in the agreement), Mr. Bily will receive severance equal to one year’s salary and the immediate vesting of any unvested stock options.

John Santos, Senior Vice President, Planning and Corporate Development

On April 28, 1999, we entered into an employment agreement with Mr. John Santos. The agreement is for a term of three years, and is automatically renewed on the expiration of each term unless otherwise re-negotiated or terminated pursuant to its terms. Mr. Santos has worked in various capacities for us and in August 2001, was appointed as Senior Vice President, Planning and Corporate Development, with no other changes in his employment arrangement.

Pursuant to his employment agreement, Mr. Santos receives an annual salary of $159,650 per year. This compensation may be increased at the discretion of the Board of Directors.

In conjunction with his agreement to continue providing services to us, Mr. Santos received an option to purchase 25,000 shares of our Common Stock at an exercise price of $10.63 per share. The option vested in equal increments over a period of three years and became fully vested on June 16, 2002.

If Mr. Santos’ employment is terminated as a result of a change of control (as defined in the agreement), he will receive, in addition to any compensation earned through the effective date of his termination, one year’s annual salary, the immediate vesting of any unvested option, and the principal amount and all accrued interest of any loan made to him by the Company will be forgiven.

Helene Lamielle, Vice President, Scientific Affairs

On January 22, 2002, we entered into an employment agreement with Dr. Helene Lamielle to act as our Vice President, Scientific Affairs. The agreement does not have a stated term. In order to encourage Dr. Lamielle to join the Company, she was granted an education reimbursement allowance of up to $27,000 for an advanced degree. She was also granted an option to purchase 75,000 shares of our Common Stock at an exercise price of $4.62 per share, the fair market value on the date of the agreement. The right to exercise these options vests over a period of three years, and 25,000 shares are currently vested.

The agreement provides for a base salary, currently $200,000, which may be adjusted periodically by the Company. Dr. Lamielle may also earn an annual bonus of no more than 25% of her annual salary if she achieves established performance goals.

Under the terms of the agreement, Dr. Lamielle’s employment may be terminated for cause (as defined in the agreement) or poor performance (as defined in the agreement), on Dr. Lamielle’s death, or on 90 days’ written notice by Dr. Lamielle. If Dr. Lamielle’s employment is terminated by the Company without cause, she will be entitled to severance equal to six months salary. Should Dr. Lamielle’s employment be terminated due to a change of control (as defined in the agreement), she will receive severance equal to one year’s salary and the immediate vesting of any unvested stock options.

Nicholas Curtis, Senior Vice President, Sales and Marketing

On July 12, 2002, we entered into an employment agreement with Mr. Nicholas Curtis to act as our Senior Vice President, Sales and Marketing for the U.S. and Canada. The agreement does not have a stated term. In order to encourage Mr. Curtis to join the Company, he was granted an option to purchase 75,000 shares of our Common Stock at an exercise price of $3.45 per share, the fair market value on the date of the agreement. The right to exercise these options vests over a period of three years, none of which are currently vested. In addition, we have agreed to pay certain relocation costs associated with Mr. Curtis’ upcoming relocation from his home in Illinois.

The agreement provides for a base salary, currently $200,000, which may be adjusted periodically. Mr. Curtis may also earn an annual bonus of up to 50% of his annual salary if he achieves established performance goals. Should certain performance targets be exceeded, this amount could be increased.

In February 2003, Mr. Curtis’ employment agreement was amended to include a provision for termination due to a change of control (as defined in the agreement). Should Mr. Curtis’ employment be terminated due to a change of control, he will receive severance equal to one year’s salary plus any accrued bonuses as calculated based on length of employment and immediate vesting of any unvested stock options.

Guenther Roepstorff, President, Domilens GmbH

On January 3, 2003, our employment agreement with Mr. Guenther Roepstorff to act as President of our subsidiary, Domilens GmbH, was modified in connection with the purchase of his minority interest in Domilens. The agreement, which expires December 31, 2007, provides for an annual salary of DM 450,000 (U.S. $230,085 at January 3, 2003). In addition to his salary, Mr. Roepstorff is entitled to a 5% bonus on net income.

REPORT OF THE COMPENSATION COMMITTEE

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”) or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

General.    During the year 2002, the Compensation Committee was comprised of Mr. David Morrison, Mr. John Gilbert and Dr. Volker Anhaeusser. The Compensation Committee establishes specific awards under our equity plans, such as stock options, and determines the compensation for the Company’s executive officers. Executive compensation can include salary, bonus, and option grants as well as other perquisites that vary with the level of responsibility.

In determining the compensation for a particular executive officer, the Compensation Committee was guided in the year 2002 by the following objectives:

•	attracting and retaining officers by maintaining competitive compensation packages; and

•	motivating officers to achieve and maintain superior performance levels.

The Compensation Committee believes that total compensation for executive officers should be sufficiently competitive with compensation paid by companies of similar size and market place position.

Base Compensation.    Base pay is baseline cash compensation and is determined by market forces. The Compensation Committee sets base pay based on what it believes is comparable to compensation paid by companies of similar size and market place position.

Annual Cash Bonuses.    The Compensation Committee, in its sole discretion, approves the payment of bonuses from time to time to the Company’s employees, including its executive officers, as an incentive to influence employees to be productive over the course of each fiscal year. The determination of which executive officers should receive a bonus and what the amount of the bonus should be is based on a subjective analysis of the executive’s level of responsibility, performance of duties and attainment of performance goals, and also takes into consideration other types and amounts of compensation paid to the executive, such as commissions.

Long-term Stock Ownership Plans.    During the 2002 fiscal year the Company had several active stock plans in place for employees, officers and directors including the 1998 STAAR Surgical Company Stock Plan, the 1996 STAAR Surgical Company Non-Qualified Stock Plan, the 1991 Stock Option Plan of STAAR Surgical Company and the STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer. From time to time the Company has also issued non-qualified options that were not part of a formal plan. With the exception of the 1996 STAAR Surgical Company Non-Qualified Stock Plan and non-qualified options that were not part of a formal plan, the stockholders of the Company have approved these plans. The plans afford the Company the ability to make stock grants and to grant incentive stock options, non-qualified stock options, and stock appreciation rights to, among others, the Company’s directors, officers and employees. The 1995 STAAR Surgical Company Consultant Stock Plan, which also was not approved by the stockholders, has not been used to make grants to officers, directors or employees of the Company.

The Compensation Committee’s objective is to grant stock or options to purchase stock under its stock plans subject to vesting conditions based on continued employment. These vesting requirements are intended to create a more productive workforce by acting as an inducement for long-term employment with the Company, thereby lending stability to our employee base and encouraging more long-term productivity by our employees as they see their efforts translate into greater share value.

Compensation for Chief Executive Officer.    Mr. Bailey’s compensation is described in the section of this Annual Report entitled “Employment Agreements with Named Executive Officers.” Mr. Bailey’s base compensation of $350,000 was based on competitive market forces, his extensive experience in the ophthalmic products industry and his successful management of the surgical division of CIBA Vision Corporation, a private company with over $1 billion in revenues.

During the 2002 fiscal year, the Compensation Committee recommended, and the Board of Directors approved, the grant of an option to Mr. Bailey allowing him to purchase 150,000 shares of the Company’s Common Stock at $3.81 per share (exercise price is the fair market value of the Common Stock on the date of grant). These options became fully vested when Mr. Bailey achieved certain goals established by the Compensation Committee. These goals included: the attainment of positive cash flow, the hiring of key executives, the launch of a product line in Germany and other key international markets, and the approval of the U.S. FDA of an investigational device exemption for the Toric ICL.

In addition to his compensation as Chief Executive Officer, Mr. Bailey is entitled to stock options on reelection to the Board of Directors. Accordingly, on May 30, 2002, Mr. Bailey received options to purchase 60,000 shares of our Common Stock at an exercise price of $5.19. These options vest in three equal amounts of 20,000 shares during each year of service with the first vesting on the date of grant.

Policy under §162(m) of the Internal Revenue Code.    The Compensation Committee has not formulated a policy in qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code, and does not foresee the necessity of doing so in the near future. Should limitations on the deductibility of compensation become a material issue, the Compensation Committee will, at such time, determine whether such a policy should be implemented, either in general or with respect to specific transactions.

Members of the Compensation Committee

John Gilbert

Dr. Volker D. Anhaeusser

David Morrison

EMPLOYEE BENEFIT PLANS

1998 STAAR Surgical Company Stock Plan.

1998 STAAR Surgical Company Stock Plan (the “1998 Plan”) was adopted by the Board of Directors on April 17, 1998 and approved by the stockholders on May 29, 1998. The 1998 Plan was amended by the Board of Directors on November 1, 2000 to add additional shares, and the amendment was approved by the stockholders on May 25, 2001. Under the 1998 Plan, as amended, a total of 2,500,000 shares of common stock were authorized for grants to employees, officers and directors of incentive awards, including stock options, stock awards and stock appreciation rights. Stock options under the 1998 Plan may either be issued in a form intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or “non-qualified options,” which are not intended to satisfy Section 422 of the Code. Stock awards may be outright grants or restricted awards, which until fully vested are forfeited to the Company if the holder fails to remain employed by the Company or fails to satisfy specified performance goals. Options granted under the 1998 Plan are not transferable, except by will or the laws of descent.

An option granted under the 1998 Plan may not be priced at less than 100% of fair market value on the date of grant and expires ten years from the date of grant. No incentive stock option may be granted under the 1998 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of the grant and the term of the option does not exceed five years from the date of the grant. As of the Record Date, 350,000 shares have been issued on the exercise of options granted, 1,947,000 shares were subject to outstanding options with exercise prices ranging from $2.05 to $13.65 per share, and 142,000 shares were available for issuance upon the grant of awards under the 1998 Plan. The 1998 Plan expires on April 17, 2008, after which time no additional options can be granted under it, but previously granted options will remain exercisable in accordance with the applicable option agreements.

STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer

On December 20, 2000, the Board of Directors granted options to purchase up to 500,000 shares of common stock to David Bailey in consideration of his agreeing to serve as the Company’s Chief Executive officer. The terms of the grant were memorialized in the Stock Option Plan and Agreement for the Company’s Chief Executive Officer (the “CEO Plan”), which was approved by the stockholders on May 25, 2001. The options granted pursuant to the CEO Plan have a term of ten years, vest over a period of two years, and have an exercise price of $11.125 per share, which was the market price of the common stock on the date of grant. As of the Record Date, options to purchase 500,000 shares of common stock remain outstanding under the CEO Plan. The CEO Plan does not provide for additional grants.

1996 STAAR Surgical Company Non-Qualified Stock Plan

The 1996 Non-Qualified Stock Plan (the “1996 Plan”) was approved by the Board of Directors on May 6, 1996. The 1996 Plan was not approved by the stockholders. Under the 1996 Plan, 500,000 shares of common stock were authorized for grants to employees of incentive awards in the form of stock options and stock awards. Generally, stock options under the plan are granted at fair market value at the date of the grant, become exercisable over a three-year period, or as determined by the Board of Directors, and expire over periods not exceeding ten years from date of grant. Options granted under the 1996 Plan are not transferable. On the Record Date, options to purchase 145,000 shares of common stock were outstanding under the 1996 Plan, all with an exercise price of $6.25 per share, and 333,000 shares were available for additional grants.

The 1995 STAAR Surgical Company Consultant Stock Plan

The 1995 STAAR Surgical Company Consultant Stock Plan (the “1995 Consultant Plan”) was approved by the Board of Directors on May 31, 1995. The 1995 Consultant Plan was not approved by the stockholders. Under the 1995 Consultant Plan, as amended, a total of 1,150,000 shares of common stock were authorized for grants to consultants of the Company and its affiliates. Awards under the 1995 Consultant Plan may be options and stock awards. Stock awards may be in the form of restricted shares, which until fully vested may be forfeited to the Company if the holder fails to satisfy performance goals or fails to continue to provide services for the Company. Options granted under the 1995 Consultant Plan expire ten years after the date of grant unless an earlier date is specified in an option certificate or agreement. The 1995 Consultant Plan is administered by a committee consisting of at least two members of the Board of Directors, or by the full Board of Directors, which determines purchase price, any vesting provisions and certain other terms of the awards. The 1995 Consultant Plan has not been used to make grants to officers, directors or employees of the Company. The 1995 Consultant Plan expires on May 31, 2005, after which time no additional options can be granted under it, but previously granted options will remain exercisable in accordance with the applicable option agreements. At the Record Date, options to purchase 458,000 shares of common stock are outstanding under the 1995 Consultant Plan, and 102,000 shares are available for future awards.

1991 Stock Option Plan of STAAR Surgical Company

The Company’s 1991 Stock Option Plan (the “1991 Plan”) was adopted on August 1, 1991 and approved by the stockholders on May 28, 1992. Under the 1991 Plan, as amended, 2.0 million shares were reserved for issuance. Generally, options under this plan were granted at fair market value on the date of the grant, become exercisable over a three-year period, or as determined by the Board of Directors, and expire over periods not exceeding ten years from the date of grant. Options granted under the 1991 Plan are not transferable. At the Record Date, options to purchase 286,000 shares of common stock were outstanding under the 1991 Plan, with exercise prices ranging between $4.75 to $11.25 per share. The 1991 Plan, which had a term of ten years, has terminated for purposes of making additional grants, but previously granted options will remain exercisable until the termination date provided in the applicable option agreements.

401(k) Plan

The Company maintains a 401(k) profit sharing plan (“401(k) Plan”) for the benefit of qualified employees in North America. Employees who participate may elect to make salary deferral contributions to the 401(k) Plan up to $12,000 of the employees’ eligible payroll, subject to annual Internal Revenue Code maximum limitations. The Company makes a contribution of 25% for every $1.00 contributed by the participant, up to 6% of the participant’s eligible payroll. In addition, the Company may make a discretionary contribution to the qualified employees, in accordance with the 401(k) Plan.

STOCK PERFORMANCE GRAPH

Set forth below is a line graph, assuming an initial investment of $100 on December 31, 1997, comparing the yearly percentage change in the cumulative total stockholder return for the last five fiscal years of the Common Stock relative to the cumulative total stockholder return for the same time period of: (i) United States and foreign companies listed on the Nasdaq Stock Market (the “Nasdaq Index”); and (ii) United States and foreign companies listed on the Nasdaq Stock Market that operate in the surgical, medical and dental instrument and supply industries (the “Peer Index”), based on Standard Industrial Classification (“SIC”) codes in the range of 3840 through 3849 (the Company’s SIC code is 3845). The Nasdaq Index and the Peer Index were prepared by the Center for Research in Security Prices of the University of Chicago’s Graduate School of Business. The graph is not necessarily indicative of future price performance.

The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indebtedness of Management

Two members of the Company’s management during fiscal 2002 have indebtedness to the Company in significant amounts. They incurred this indebtedness prior to July 30, 2002, the date when Section 402 of the Sarbanes-Oxley Act of 2002, which generally prohibits loans to officers and directors, became effective. Since that date, the terms of the indebtedness have not been materially modified nor has the Company extended any additional credit or renewed any credit of the borrowers.

Peter J. Utrata

As of January 3, 2003, Dr. Peter J. Utrata, one of our directors until January 28, 2003, was indebted to us in the amount of $1,530,500. Excluding interest, this is the largest aggregate amount of indebtedness owed by Dr. Utrata during fiscal 2002. The following table sets forth the date on which each loan was made and the principal amount of the loan:

Date of Loan	Amount of Loan
June 16, 1999	$1,258,000
June 2, 2000	$ 272,500

We received full recourse promissory notes from Dr. Utrata memorializing these loans. The loans were used by Dr. Utrata to exercise options to purchase our Common Stock.

The promissory note in the amount of $1,258,000 is due to be paid in full on June 15, 2004 and bears interest at the lower of the lowest rate allowable by the Internal Revenue Service without the imputation of interest or 7%. Payment of the promissory note is partly secured with 120,000 shares of our Common Stock, pursuant to the terms of a Stock Pledge Agreement executed by Dr. Utrata.

The promissory note in the amount of $272,500 is due to be paid in full on June 1, 2005 and bears interest at the lower of the lowest rate allowable by the Internal Revenue Service without the imputation of interest or 7%. Payment of the promissory note is partly secured with 20,000 shares of our Common Stock, pursuant to the terms of a Stock Pledge Agreement executed by Dr. Utrata, as additional security for repayment of this loan.

A promissory note in the amount of $100,000, plus accrued interest, was paid in full on November 10, 2002. Dr. Utrata resigned as director on January 28, 2003.

John Santos

As of January 3, 2003, Mr. John Santos, one of our executive officers, was indebted to us in the amount of $74,500. Excluding interest, this is the largest aggregate amount of indebtedness owed by Mr. Santos during fiscal 2002. The following table sets forth the date on which each loan was made and the principal amount of the loan:

Date of Loan	Amount of Loan
July 19, 1996	$25,000
August 28, 1998	$30,000
September 8, 1998	$14,500
April 11, 2001	$ 5,000

We received full recourse demand notes from Mr. Santos memorializing these loans, which were taken by Mr. Santos as personal loans.

These notes have no set term; however they are due at the Company’s option on 60 days’ written notice. The notes bear interest at rates ranging from 5%-7%, or the lower of the lowest rate allowable by the Internal Revenue Service without the imputation of interest.

Consulting Agreement

David Morrison

On March 1, 2001, we entered into a Consulting Agreement with DRM Strategic Services Ltd., a private limited company wholly owned by our director, Mr. David Morrison. Pursuant to this Consulting Agreement, we pay DRM Strategic Services Ltd. the sum of $1,000 for each day Mr. Morrison performs duties as a consultant, but in no month is DRM Strategic Services Ltd. paid for less than six days of work. In conjunction with this Consulting Agreement, we issued to Mr. Morrison an option to purchase 20,000 shares of our Common Stock. The option exercise price is $3.99, the closing price on the date of grant. The duties that Mr. Morrison performs on behalf of DRM Strategic Services Ltd. include performing market research on behalf of the Company, assisting the Company in identifying licensing and co-marketing opportunities throughout the world and assisting the Company with identifying and building strategic relationships within the worldwide ophthalmic industry.

Purchase Agreement

Guenther Roepstorff

During the 2002 fiscal year, we entered into a purchase agreement with Mr. Guenther Roepstorff to acquire the remaining 20% interest in our 80% owned German subsidiary, Domilens GmbH. Pursuant to this agreement, the Company acquired the remaining shares in a non-cash transaction at its book value of $426,000 in exchange for cancellation of amounts due from Mr. Roepstorff of $955,000 less bonuses due to Mr. Roepstorff of $87,000, resulting in goodwill of $442,000. The terms of the agreement also provided for the cancellation of 75,000 unexercised stock options previously issued to Mr. Roepstorff, the subsidiary’s president, and also included an agreement not to compete with the Company for a period of ten years.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held two meetings during the 2002 fiscal year and took action by consent four times during the 2002 fiscal year. All directors attended all of the meetings of the Board.

REPORT ON COMMITTEES

The Board of Directors has three standing committees. Information regarding the functions of the Board’s committees, their present membership and the number of meetings held by each committee during the 2002 fiscal year is described below.

Audit Committee.    The Audit Committee annually recommends the selection of the independent auditors to be engaged by the Company for the next fiscal year, reviews with the independent auditors the plan and results of the audit engagement, reviews the scope and results of the Company’s procedures for internal auditing and inquires as to the adequacy of the Company’s internal accounting controls. Beginning in fiscal year 2003, the Audit Committee will select the Company’s independent auditors. The Report of the Audit Committee appears below. The current members of the Audit Committee are Mr. Donald Duffy, who serves as chairman of the committee, Mr. John R. Gilbert and Dr. Volker Anhaeusser. The Audit Committee met two times in the year 2002. Effective May 2, 2003, the Audit Committee recommended, and the Board of Directors adopted, a revised charter for the Audit Committee. A copy of the Audit Committee’s charter, as amended, is attached to this Proxy Statement as Appendix A.

Compensation Committee.    The Compensation Committee is authorized to fix the compensation of senior officers of the Company and to administer the Company’s various equity plans. During 2002, the members of the Compensation Committee included Mr. John Gilbert, Mr. David Morrison and Dr. Volker Anhaeusser. The Compensation Committee did not meet during the 2002 fiscal year and took action by consent four times.

Litigation Committee.    The Litigation Committee was formed primarily for the purpose of managing the legal actions filed against the Company by Mr. John Wolf. When asked by the Board of Directors, the Litigation Committee also undertakes a review of potential disputes with third parties and determines a course of action for the resolution of them. The current members of the Litigation Committee are Mr. David Bailey, Mr. John R. Gilbert and Dr. Volker Anhaeusser. The Litigation Committee did not meet during the 2002 fiscal year.

The Board of Directors does not have a Nominating Committee.

REPORT OF THE AUDIT COMMITTEE

The Report of the Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Board of Directors is currently composed of three directors who are independent directors as defined under Rule 4200(a)(14) of the National Association of Securities Dealers’ Marketplace Rules. The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our Annual Report on Form 10-K for the year ended January 3, 2003.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the Company and its management including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

The Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the 2002 fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has not yet recommended the selection of our independent auditors for the fiscal year ending January 2, 2004.

The Audit Committee considered whether the fees paid the auditors for non-audit services were compatible with maintaining the auditors’ independence, and concluded that they were. These fees are listed below under the caption “Independent Public Accountants.”

Effective May 2, 2003, the Board of Directors approved a revised charter for the Audit Committee based on recommendations by the Committee. A copy of the charter, as revised, is attached to this Proxy Statement as Appendix A.

Members of the Audit Committee

Donald Duffy

John R. Gilbert

Dr. Volker Anhaeusser

Dated: May 2, 2003

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act, as amended (the “Exchange Act”) requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission (the “Commission”). Directors, executive officers and persons who own more than 10% of our Common Stock are also required by Commission regulations to furnish to us copies of all Section 16(a) forms they file. The Commission has established specific due dates for these reports and requires the Company to report in this Proxy Statement any failure by these persons to file or failure to file on a timely basis.

To our knowledge, based solely on a review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2002 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock complied with all Section 16(a) filing requirements, with the exception of David Bailey, John Gilbert, David Morrison, John Bily, Helene Lamielle and Nicholas Curtis.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has not yet presented to the Board of Directors its selection of an auditor for the 2003 fiscal year, therefore the Company is not requesting approval of its choice of an auditor for the 2003 fiscal year.

Representatives of BDO Seidman, LLP, independent public auditors for the Company for the 2002 fiscal year, will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

Audit Fees:    The aggregate fees billed for professional services rendered for the audit of our annual financial statements for the most recent fiscal year and the reviews of the financial statements included in our Forms 10-Q for the most recent fiscal year totaled $360,000.

All Other Fees:    Fees for services rendered totaled $101,000, which consisted of the following: $2,000 for preparation of and attendance at the annual stockholder meeting and $99,000 for tax work.

Financial Information Systems Design and Implementation.    The Company paid no fees to BDO Seidman, LLP for professional services rendered in the design and implementation of financial information systems.

The Audit Committee, in reliance on statements by management and the independent auditors, has determined that the provision of the non-audit services described above is compatible with maintaining the independence of BDO Seidman, LLP.

PROPOSAL NO. 2

TO APPROVE THE STAAR SURGICAL COMPANY

2003 OMNIBUS EQUITY INCENTIVE PLAN

On May 14, 2003, the Board of Directors adopted the STAAR Surgical Company 2003 Omnibus Equity Incentive Plan (the “2003 Incentive Plan”) subject to the approval of the Stockholders at the Annual Meeting. Under the 2003 Incentive Plan, employees, non-employee directors and consultants of the Company and its subsidiaries are eligible to receive shares of Common Stock of the Company or other securities or benefits with a value derived from the value of the Common Stock of the Company. A copy of the 2003 Incentive Plan is attached to this Proxy Statement as Appendix B.

The 2003 Incentive Plan is a new plan that also consolidates the Company’s existing incentive plans. The 4,913,629 shares of Common Stock available for awards on adoption of the 2003 Incentive Plan consist of 1,000,000 shares that would become newly available for incentive awards if Stockholders approve the 2003 Incentive Plan, and 3,913,629 shares already available or subject to outstanding awards under the 1991 Stock Option Plan of STAAR Surgical Company, the 1995 STAAR Surgical Company Consultant Stock Plan, the 1996 STAAR Surgical Company Non-Qualified Stock Plan, the 1998 STAAR Surgical Company Stock Plan and the STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer (the “Existing Plans”). If Stockholders approve the 2003 Incentive Plan, no further awards will be made under the Existing Plans. The 2003 Incentive Plan also provides that on each January 1 during the life of the plan the number of shares of Common Stock available for awards will automatically increase by a number of shares equal to 2% of the Company’s outstanding stock, up to a maximum of 1,586,371 additional shares, and a maximum total of 6,500,000 shares issuable pursuant to incentive stock options.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSED 2003 OMNIBUS EQUITY INCENTIVE PLAN.

The following is a brief summary of the 2003 Incentive Plan, which is qualified in its entirety by reference to Appendix B.

Purpose

The purpose of the 2003 Incentive Plan is to enable the Company to attract, retain and motivate officers, directors, employees and independent contractors by providing for performance-based benefits, and to strengthen the mutuality of interests between these persons and the Company’s stockholders. The 2003 Incentive Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

To simplify the administration and regulatory compliance for the Company’s various incentive plans, the Board of Directors has provided that the 2003 Incentive Plan amends and restates the Existing Plans, and combines the Existing Plans with the 2003 Incentive Plan.

Shares Subject to Plan

The maximum number of shares of Common Stock that may be issued as awards granted under the 2003 Incentive Plan may not exceed the sum of (1) 4,913,629 shares and (2) the cumulative number of shares added on each January 1, which is equal to 2% of the total number of shares of Common Stock outstanding on the immediately preceding December 31, up to an additional 1,586,371 shares. The maximum number of shares of Common Stock that may be issued pursuant to incentive stock options under this Plan may not exceed

6,500,000. Of the 4,913,629 shares of Common Stock available for awards on adoption of the 2003 Incentive Plan, 1,000,000 are shares that would become newly available for incentive awards and 3,913,629 are shares already available or subject to outstanding awards under the Existing Plans.

Administration

The 2003 Incentive Plan is administered by a committee (the “Committee”) of two or more directors appointed by the Board of Directors, each of whom is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and who otherwise complies with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Committee has full and final authority to select the recipients of awards and to grant such awards. Subject to the provisions of the 2003 Incentive Plan, the Committee has a wide degree of flexibility in determining the terms and conditions of awards and the number of shares to be issued pursuant thereto, including conditioning the receipt or vesting of awards on the achievement by the participant of specified performance criteria. The expenses of administering the 2003 Incentive Plan are borne by the Company.

Terms of Awards

General

The 2003 Incentive Plan authorizes the Committee to enter into any type of arrangement with an eligible recipient that, by its terms, involves or might involve the issuance of Common Stock or any other security or benefit with a value derived from the value of Common Stock. Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. An award may consist of one such security or benefit or two or more of them in tandem or in the alternative.

An award granted under the 2003 Incentive Plan may include a provision accelerating the receipt of benefits on the occurrence of specified events, such as a change of control of the Company or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other significant corporate transactions. The Committee may grant options that either are intended to be “incentive stock options” as defined under Section 422 of the Code, or are not intended to be incentive options (“non-qualified stock options”). Incentive stock options may be granted only to employees.

No incentive stock option may be granted under the 2003 Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of the grant and the term of the option does not exceed five years from the date of the grant. In addition, the aggregate fair market value, determined at the time of the grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its subsidiaries) may not exceed $100,000. As a result of enactment of Section 162(m) of the Code, and to provide the Committee flexibility in structuring awards, the 2003 Incentive Plan states that in the case of stock options and stock appreciation rights, no person may receive in any year a stock option to purchase more than 200,000 shares or a stock appreciation right measured by more than 200,000 shares.

If awards granted under the 2003 Incentive Plan expire, are canceled or otherwise terminate without being exercised, the Common Stock not purchased pursuant to the award will again become available for issuance under the 2003 Incentive Plan.

Payment of Exercise Price

An award may permit the recipient to pay all or part of the purchase price of the shares or other property issuable pursuant thereto, or to pay all or part of such recipient’s tax withholding obligation with respect to such issuance, by delivering previously owned shares of capital stock of the Company or other property, or subject to the prohibitions on loans to officers and directors under Item 402 of the Sarbanes-Oxley Act of 2002, by reducing the amount of shares or other property otherwise issuable pursuant to the award or by delivering a promissory note, the terms and conditions of which will be determined by the Committee. The exercise price and any withholding taxes are payable in cash by consultants and non-employee directors, although the Committee at its discretion may permit such payment by delivery of shares of Common Stock, or by delivery of broker instructions authorizing a loan secured by the shares acquired on exercise or payment of proceeds from the sale of such shares.

Amendment

Subject to limitations imposed by law, the Board of Directors may amend or terminate the 2003 Incentive Plan at any time and in any manner. However, no such amendment or termination may deprive the recipient of any award previously granted under the 2003 Incentive Plan or any rights thereunder without the recipient’s consent.

Section 16(b)

Pursuant to Section 16(b) of the Exchange Act, directors, certain officers and ten percent stockholders of the Company are generally liable to the Company for repayment of any “short-swing” profits realized from any non-exempt purchase and sale of Common Stock occurring within a six-month period. Rule 16b-3, promulgated under the Exchange Act, provides an exemption from Section 16(b) liability for certain transactions by an officer or director pursuant to an employee benefit plan that complies with such Rule. Specifically, the grant of an option under an employee benefit plan that complies with Rule 16b-3 will not be deemed a purchase of a security for purposes of Section 16(b). The 2003 Incentive Plan is designed to comply with Rule 16b-3.

Term

Awards may not be granted under the 2003 Incentive Plan on or after the tenth anniversary of the adoption of the 2003 Incentive Plan. However, any award that was duly granted on or prior to that date will remain outstanding and subject to exercise or settlement in accordance with its terms.

Performance Goals

The Committee will determine the business criteria for performance goals under the 2003 Incentive Plan on a case-by-case basis, except that stock options and stock appreciation rights by their nature increase compensation based purely on increases in the fair market value of the Common Stock after the date an award is granted. Similarly, the Committee will determine the maximum amount of compensation that could be paid to any participant, or the formula used to calculate the amount of compensation to be paid to the participant if a performance goal is obtained, on a case-by-case basis, except that stock options by their nature result in maximum possible compensation equal to the difference between the exercise price of the option and the fair market value of the Common Stock on the date of option exercise, times the maximum number of shares for which grants may be made to any participant.

Adjustments

If there is any change in the stock subject to the 2003 Incentive Plan or subject to any award made under the 2003 Incentive Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in kind, stock split, liquidating dividend, combination or exchange of shares, change in corporate structure or otherwise), the 2003 Incentive Plan and shares outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the 2003 Incentive Plan and the class, number of shares and price per share of stock subject to such outstanding options as determined by the Committee to be fair and equitable to the holders, the Company and the stockholders. In addition, the Committee may also make adjustments in the number of shares covered by, and the price or other value of any outstanding awards under the 2003 Incentive Plan in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to stockholders.

Securities Act Registration

The Company intends to register under the Securities Act of 1933, as amended, the shares of Common Stock issuable pursuant to the 2003 Incentive Plan.

Federal Income Tax Treatment

The following is a brief description of the federal income tax treatment that generally will apply to awards made under the 2003 Incentive Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of any award will depend on the specific nature of such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted or unrestricted stock, an award that is payable in cash or otherwise. The following discussion is based on present federal tax laws and regulations and does not purport to be complete. Participants may also be subject to foreign, state and local taxes, which are not described below.

Incentive Stock Options.    Under the 2003 Incentive Plan, the Company may grant participants stock options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Generally, the optionee is not taxed, and the Company is not entitled to a deduction, on the grant or exercise of an incentive stock option. However, if the optionee sells the shares acquired on the exercise of an incentive stock option at any time within (i) one year after the date of exercise of the option or (ii) two years after the date of grant of the option (a “disqualifying disposition”), then the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the sale price or the fair market value on the date of exercise over the exercise price of the option. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the optionee.

Special rules will apply, however, if the optionee is subject to Section 16(b) of the Exchange act at the time of a disqualifying distribution. In that case, unless the optionee elects to be taxed immediately, the acquisition date of the shares and the time of recognition of income will be postponed during the period of time (the “Section 16(b) Period”) that a sale of the stock acquired on exercise of the option could subject the optionee to suit under Section 16(b). In addition, the amount of income recognized will be the lesser of (i) the difference between the option price and the fair market value of the acquired shares at the end of the Section 16(b) period (rather than the date of exercise) and (ii) the total amount of gain realized on the sale.

In addition to the regular income tax, an optionee may be subject to the federal alternative minimum tax if his or her alternative minimum taxable income (“AMTI”) exceeds certain amounts. The excess of the fair market value of the stock received on exercise of an incentive stock option over the exercise price generally is includable in the participant’s AMTI. In the case of a participant who exercises an incentive stock option within six months after its date of grant and whose sale of stock could subject him or her to suit under Section 16(b) of the Exchange Act, generally the excess of the fair market value over the exercise price on the date six months following the date of grant is includable in AMTI. However, if a disqualifying disposition occurs at a loss in the same taxable year that the excess was includable in AMTI, the includable amount is limited to the excess of the amount realized on the disqualifying disposition over the exercise price. For the purpose of the alternative minimum tax, the gain or loss on sale of stock is calculated by including a basis adjustment for the amount included in AMTI on exercise.

If the holder of an incentive stock option pays the exercise price with previously acquired shares of stock, the exchange should not affect the incentive stock option tax treatment of the option exercised. However, if stock previously acquired through the exercise of an incentive stock option is used to pay the exercise price, then the exchange of the previously acquired shares of stock will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred. Otherwise, generally no gain or loss is recognized on the exchange, and the shares of stock received by the participant that are equal in number to the previously acquired shares exchanged therefore will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. However, the optionee will not be able to utilize the old holding period for the purpose of satisfying the incentive stock option one-year and two-year holding period requirements. Shares of stock received by the optionee in excess of the number of previously acquired shares generally will have a basis of zero and a holding period that commences as of the date the shares of stock are issued to the optionee on exercise of the incentive stock option.

Non-Qualified Stock Options.    The grant of an option or other similar right to acquire stock that does not qualify for treatment as an incentive stock option generally is not a taxable event for the optionee. On exercise of such an option, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired on exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will be entitled to a deduction equal to such amount.

Special rules will apply, however, if the optionee is subject to Section 16 of the Exchange Act. In that case the optionee will not recognize ordinary income, and the Company will not be entitled to a deduction, until the expiration of the Section 16(b) Period. When the Section 16(b) Period expires, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock (determined as of the expiration of the Section 16(b) Period) over the option exercise price. Such an optionee may elect under Section 83(b) of the Code to recognize ordinary income on the date of exercise, in which case the Company would be entitled to a deduction at that time equal to the amount of the ordinary income recognized. Such an election must be filed within 30 days after the stock is considered to be received for income tax purposes.

If a holder of a non-qualified stock option pays the exercise price in cash, his or her basis in the shares acquired is equal to the fair market value of the stock on the date ordinary income is recognized and, on a subsequent disposition, any further gain or loss is taxable either as a short-term or long-term capital gain or loss, depending on how long the shares of stock are held. The holding period for such shares commences as of the date ordinary income is recognized.

If a holder of a non-qualified stock option pays the exercise price with previously acquired shares of stock, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received over the exercise price. No additional gain or loss is recognized as a result of the disposition of previously acquired shares of stock. The shares of stock received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as such previously acquired shares. The shares of stock received by the participant in excess of the number of previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date ordinary income is recognized.

Generally, gain or loss from a disposition of shares is characterized as “short-term” for shares held for 12 months or less, and “long term” if held more than 12 months. Short-term capital gains are taxed at ordinary income rates, while long-term capital gains are normally taxed at a rate of twenty percent (20%).

Other Types of Awards.    Awards under the 2003 Incentive Plan may also include stock sales, stock bonuses or other grants of stock. Stock issued pursuant to these awards may be subject to certain restrictions. Pursuant to Section 83 of the Code, stock sold or granted under the 2003 Incentive Plan will give rise to taxable income at the earliest time at which the stock is not subject to a substantial risk of forfeiture or is freely transferable for purposes of Section 83. At that time, the holder will recognize ordinary income equal to the excess of the fair market value of the shares (determined as of such time) over the purchase price, and the Company will be entitled to a deduction equal to such amount. If the holder of the stock is a person subject to Section 16(b) of the Exchange Act and if the sale of the stock at a profit could subject such person to suit under Section 16(b), income will be recognized in accordance with the rules described above regarding stock issued to such persons on the exercise of such an option. Alternatively, if the holder of stock makes a timely election under Section 83(b) of the Code, the holder will recognize ordinary income on the date of issuance of the stock equal to the excess of the fair market value of the shares (determined on the date of issuance) over the purchase price, and that amount will then be deductible by the Company.

Awards may also be granted under the 2003 Incentive Plan that do not fall clearly into the categories described above. The federal income tax treatment of these awards will depend on the specific terms of such awards.

Change in Control

The Committee may specify in any award agreement the treatment of the award if the Company undergoes a Change in Control. In general, a “Change in Control” will be considered to take place whenever (1) any person or entity becomes a 25% beneficial owner of the Company’s voting stock, (2) a merger, tender offer, sale of assets or other business combination results in the persons serving as directors prior to the transaction no longer comprising a majority of the Board of Directors, (3) a transaction approved by the stockholders results in the Company ceasing to be an independent public company or results in the sale of all or substantially all of the assets of the Company, or (4) a transaction or series of transactions (including a tender offer or exchange offer) that results in a person or group of persons (other than the Company or by a Company-sponsored employee benefit plan), acquiring beneficial ownership more than 50% of the Company’s voting securities.

If no other treatment is specified in an Award Agreement, the following will take place on a Change in Control:

•	stock options will vest in full immediately before the completion of the Change in Control, unless the successor company assumes the options or the Company affirms the options;

•	stock options held by non-employee directors will vest in full immediately before the completion of the Change in Control, whether or not the options are assumed by a successor company or affirmed by the Company;

•	Restrictions on grants of restricted stock will be deemed satisfied on the date of the Change in Control and any performance-related grants will be deemed to have been earned on the date of the Change in Control.

Any accelerated vesting is subject to the Committee’s determination that the acceleration will not result in an “excess parachute payment” under Code Section 280G.

Withholding

The Company generally will be required to withhold applicable taxes with respect to any ordinary income recognized by a participant on exercise of a non-qualified stock option or recognition of income in connection with awards made under the 2003 Incentive Plan.

Limitations on Deductibility

The terms of the agreements pursuant to which specific awards are made under the 2003 Incentive Plan may provide for accelerated vesting or payment of an award in connection with a change in ownership or control of the Company. In that event and depending on the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the golden parachute provisions of the Code. Pursuant to such provisions, an employee will be subject to a 20% excise tax on any “excess parachute payment,” and the Company will be denied any deduction with respect to such excess parachute payment.

In addition, Section 162(m) of the Code renders nondeductible to the Company certain compensation paid to the Chief Executive Officer and four other most highly compensated executives in excess of $1,000,000 in any year unless such excess compensation is “performance-based” (as defined in the Code) or is otherwise exempt from these limitations on deductibility. Options granted under the 2003 Incentive Plan at an exercise price equal to their fair market value at the date of grant are intended to qualify for the exemption for performance-based compensation under Section 162(m). However, in light of the ambiguities in Section 162(m) and uncertainties regarding the ultimate interpretation and application in these circumstances, no assurances can be given that the compensation paid under the 2003 Incentive Plan to any such executive officer will in fact be deductible, if it should, together with other non-exempt compensation paid to such executive officer, exceed the $1,000,000 limit.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Under certain circumstances, stockholders are entitled to present proposals at stockholder meetings. Any such proposal to be included in the Proxy Statement for the Company’s 2004 annual meeting of stockholders must be submitted by a stockholder prior to January 20, 2004, in a form that complies with applicable regulations.

Appendix A

STAAR Surgical Company

Charter of the Audit Committee of the Board of Directors

STAAR SURGICAL COMPANY

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

I.	MEMBERSHIP

A.	The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) shall meet the requirements of the Sarbanes-Oxley Act (the “Act”) and applicable rules of the National Association of Securities Dealers (the “NASDAQ”) and the Securities and Exchange Commission (the “SEC”).

B.	No member of the Committee shall receive compensation other than director’s fees and benefits for service as a director of the Company, including reasonable compensation for Chairing and/or serving on the Committee.

C.	Any member of the audit committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Audit Committee on ceasing to be a Director.

II.	PURPOSE

A.	The Committee serves as the representative of the Board for the general oversight of Company affairs relating to:

1.	The quality and integrity of the Company’s financial statements.

2.	The independent auditor’s qualifications and independence.

3.	The performance of the Company’s independent auditors.

B.	Through its activities, the Committee facilitates open communication among directors, independent auditors, and management by meeting in private session regularly with these parties.

III.	MEETINGS AND PROCEDURES

A.	The Committee shall meet in person or by telephone at least quarterly.

B.	It shall endeavor to determine that auditing procedures and controls are adequate to safeguard Company assets and to assess compliance with Company policies and legal requirements.

C.	The Committee shall be given full access to the Chairman of the Board, Company executives and independent auditors. When any audit has been prepared by a registered public accounting firm for the Company, the Committee shall timely receive a report from such firm on (1) all critical accounting policies and practices; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management offices of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and company management, such as any management letter or schedule of unadjusted differences.

D.	A majority of the members shall constitute a quorum.

IV.	RESPONSIBILITIES

A.	The Committee shall:

1.	Have the sole authority to appoint, compensate, oversee, evaluate and, where appropriate, replace the independent auditor.

2.	Annually review and approve the proposed scope of each fiscal year’s outside audit.

3.	Inform each registered public accounting firm performing work for the Company that such firm shall report directly to the Committee.

4.	Oversee the work of any registered public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit opinion or related work.

5.	Review and approve in advance any audit and non-audit services and fees to be provided by the Company’s independent auditor, other than “prohibited non-auditing services” and minor audit services, each as specified in the Act. The Committee has the sole authority to make these approvals, although such approval may be delegated to any committee member so long as the approval is presented to the full Committee at a later time.

6.	At, or shortly after the end of each fiscal year, review with the independent auditor and Company management, the audited financial statements and related opinion and costs of the audit of that year.

7.	Provide any recommendations, certifications and reports that may be required by the NASDAQ or the SEC including the report of the Committee that must be included in the Company’s annual proxy statement.

8.	Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor.

9.	Establish and oversee procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

10.	Have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties. The Company shall provide for appropriate funding as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to any advisors employed by the Committee and to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report.

11.	Ensure the rotation of the lead audit partner at least every five years.

12.	Confirm with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years of the Company and that the firm meets all legal and professional requirements for independence.

13.	Discuss with management and the independent auditor the Company’s policies with respect to risk assessment and risk management.

14.	Meet separately, periodically, with management and with the independent auditor.

15.	In consultation with the independent auditor and management, review the integrity of the Company’s financial reporting process.

16.	Review with the Chief Executive Officer and the Chief Financial Officer on an annual basis the Company’s disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

17.	Review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters, and all other items required by law.

18.	Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies should provide that any registered public accounting firm may not provide audit services to the Company if the CEO, Controller, CFO, Chief Accounting Officer or any person serving in an equivalent capacity for the Company was employed by the registered public accounting firm and participated in the audit of the Company within one year of the initiation of the current audit.

19.	Report regularly to the Board of Directors. Such report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

20.	Perform a review and evaluation, at least annually, of the performance of the Committee. The Audit Committee shall solicit feedback from the Board, CEO, CFO, and the external auditor on specific opportunities to improve Audit Committee effectiveness. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board Directors any improvements to the Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such a manner as it deems appropriate.

21.	Review periodically the effect of accounting initiatives on the financial statements of the Company.

22.	At least annually, receive a report by the external auditors describing any material issues raised by the most recent internal quality control review by the local practice office or by any inquiry or investigation by governmental or professional authorities of the local practice office, within the preceding two years, and steps taken to address any such issues. The report shall also include any similar matters pertaining to offices other than the local practice office, to the extent the audit partner is aware of such matters.

23.	Discuss with management an outline of press releases or announcements regarding results of operations as well as general policies on earnings guidance to be provided to analysts, rating agencies, and the general public. Review any relevant items with management and the Company’s independent auditors prior to release of any such press releases or earnings guidance. The review shall be with the Chairman of the Audit Committee or the full Committee, as may be appropriate.

B.	Management is responsible for preparing the financial statements for the Company completely, accurately and in accordance with generally accepted accounting principles.

C.	The independent auditors are responsible for performing an audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on whether the Company’s financial statements present fairly, in all material aspects, the Company’s financial condition and results of operations for the periods presented and conform with accounting principles generally accepted in the United States.

Appendix B

STAAR Surgical Company 2003 Omnibus Equity Incentive Plan

STAAR SURGICAL COMPANY

2003 OMNIBUS EQUITY INCENTIVE PLAN

STAAR Surgical Company, a Delaware corporation (the “Company”), by action of its Board of Directors, hereby adopts the STAAR Surgical Company 2003 Omnibus Equity Incentive Plan (the “Plan”) with the following provisions:

1.    Purpose and Scope.

(a)  Purpose.    The purpose of the Plan is to promote and advance the interests of the Company and its stockholders by enabling the Company and its Affiliates to attract, retain and motivate officers, directors, employees and independent contractors by providing for performance-based benefits, and to strengthen the mutuality of interests between such persons and the Company’s stockholders. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

(b)  Scope.    The Plan amends, restates and replaces in their entirety the following outstanding plans of the Company (the “Restated Plans”): 1991 Stock Option Plan of STAAR Surgical Company, the 1995 STAAR Surgical Company Consultant Stock Plan, the 1996 STAAR Surgical Company Non-Qualified Stock Plan, the 1998 STAAR Surgical Company Stock Plan and the STARR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer. Each award or grant outstanding under a Restated Plan shall continue to be governed by the terms of that Restated Plan. Any shares of Common Stock available for Awards under the Restated Plans, included shares that become available pursuant to Section 4(b)(iii) of the Plan, shall be treated as part of the pool of shares of Common Stock available for Awards under the Plan.

2.    Definitions.    For purposes of this Plan, the following terms shall have the meanings set forth below:

“Affiliate” means any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company.

“APB 25” means Opinion 25 of the Accounting Principles Board, as amended, and any successor thereof.

“Award” means an award or grant made to a Participant under Sections 6 through 10, inclusive, of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one (or more) of the following events:

(i)  Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock of the Company with respect to which twenty-five percent (25%) or more of the total number of votes for the election of the Board may be cast;

(ii)  As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, persons who were directors of the Company just prior to such event shall cease to constitute a majority of the Board;

(iii)  The stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

(iv)  acquisition in a single or series of related transactions, including without limitation a tender offer or exchange offer, by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan), of beneficial ownership (within the meaning of Rule 13d-3 of the

Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

Notwithstanding the foregoing, the formation of a holding company for the Company in which the stockholdings of the holding company after its formation are substantially the same as for the Company prior to the holding company formation does not constitute a Change in Control for purposes of this Plan.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations and authoritative interpretations promulgated thereunder.

“Committee” means the committee of the Board that is provided for in Section 3 of the Plan.

“Common Stock” means the common stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

“Company” means STAAR Surgical Company, a Delaware corporation.

“Consultant” means any natural person who performs bona fide services for the Company or an Affiliate as a consultant or advisor, excluding Employees and Non-Employee Directors.

“Date of Grant” means the effective date as of which the Committee (or the Board, as the case may be) grants an Award to a Participant.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any individual who is a common-law employee of the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor thereto, together with rules, regulations and authoritative interpretations promulgated thereunder.

“Fair Market Value” means on any given date, the closing price for the Common Stock on such date, or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded, determined in accordance with the following rules:

(i)  If the Common Stock is admitted to trading or listing on a national securities exchange registered under the Exchange Act, the closing price for any day shall be the last reported sale price, or in the case no such reported sale takes place on such date, the average of the last reported bid and ask prices, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed;

(ii)  If not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock on the National Association of Securities Dealers Automated Quotation National Market System (“NMS”) or, in the case no such reported sale takes place, the average of the closing bid and ask prices on such date;

(iii)  If not quoted on the NMS, the average of the closing bid and ask prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or any comparable system; or

(iv)  If the Common Stock is not listed on NASDAQ or any comparable system, the closing bid and ask prices as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Committee for that purpose.

“FASB” means the Financial Accounting Standards Board.

“Incentive Stock Option” means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is intended to be and is specifically designated as an “incentive stock option” within the meaning of Section 422 of the Code.

“Mature Shares” shall mean Shares that had been held by the Optionee for a meaningful period of time such as six months or such other period of time that is consistent with FASB’s interpretation of APB 25.

“Non-Employee Director” means a non-Employee member of the Board.

“Non-Qualified Stock Option” means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

“Optioned Stock” means the shares of Common Stock that are subject to a Stock Option.

“Participant” means an Employee, Non-Employee Director, or Consultant of the Company or an Affiliate who is granted an Award under the Plan.

“Performance Award” means an Award granted pursuant to the provisions of Section 9 of the Plan, the vesting of which is contingent on the attainment of specified performance criteria.

“Performance Share Grant” means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

“Performance Unit Grant” means an Award of monetary units granted pursuant to the provisions of Section 9 of the Plan.

“Plan” means this STAAR Surgical Company 2003 Omnibus Equity Incentive Plan, as set forth herein and as it may be hereafter amended and from time to time in effect.

“Qualified Note” means a recourse note, with a market rate of interest, that may, at the discretion of the Committee, be secured by the Optioned Stock or otherwise.

“Restricted Award” means an Award granted pursuant to the provisions of Section 8 of the Plan.

“Restricted Stock Grant” means an Award of shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

“Restricted Unit Grant” means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

“Service” means the performance of services for the Company (or any Affiliate) by an Employee, Non-Employee Director, or Consultant, as determined by the Committee in its sole discretion. Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Affiliate, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the ninety-first (91st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

“Stock Appreciation Right” means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

“Stock Option” means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan.

“Subsidiary” means any corporation or entity which is a subsidiary of the Company within the meaning of Section 424(f) of the Code.

“Ten Percent Stockholder” means a person who owns stock (after taking into account the constructive ownership rules of Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Affiliate).

“Termination Date” means the date on which a Participant’s Service terminates, as determined by the Committee in its sole discretion.

3.    Administration.

(a)  The Plan shall be administered by a committee appointed by the Board. The Committee shall be comprised solely of not less than two persons who are “outside directors” within the meaning of Section 162(m)(4)(C) of the Code and “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act. Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. No person who is not an “outside director” within the meaning of Section 162(m)(4)(C) of the Code and a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act may serve on the Committee. Appointment to the Committee of any person who is not an “outside director” and a “non-employee director” shall automatically be null and void, and any person on the Committee who ceases to be an “outside director” and a “non-employee director” shall automatically and without further action cease to be a member of the Committee.

(b)  A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

(c)  The Committee is authorized to construe and interpret the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and any person claiming under or through any Participant. Although the Committee is anticipated to make certain Awards that constitute “qualified performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e), the Committee is also expressly authorized to make Awards that do not constitute “qualified performance-based compensation” within the meaning of those provisions. By way of example, and not by way of limitation, the Committee, in its sole and absolute discretion, may issue an Award that is not based on a performance goal, as set forth in (i) below, but is based solely on continued service to the Company.

(d)  The Committee may employ or retain persons other than members of the Committee to assist the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to selection for participation in and the granting of Awards to persons subject to Section 16 of the Exchange Act or with regard to any of its duties under Section 162(m) of the Code necessary for awards under this Plan to constitute “qualified performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e).

(e)  The Committee is expressly authorized to make such modifications to the Plan as are necessary to effectuate the intent of the Plan as a result of any changes in the income tax, accounting, or securities law treatment of Participants and the Plan.

(f)  The Company shall effect the granting of Awards under the Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

(g)  The Committee may not increase an Award once granted, although it may grant additional Awards to the same Participant.

(h)  The Committee shall keep the Board informed as to its actions and make available to the Board its books and records. Although the Committee has the authority to establish and administer the Plan, the Board reserves the right at any time to abolish the Committee and administer the Plan itself.

(i)  In the case of an Award that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e), the Committee shall establish in writing at the time of making the Award the business criterion or criteria that must be satisfied for payment pursuant to the Award and the amount payable upon satisfaction of those standards. Those standards are also referred to herein as performance goals. Such criterion or criteria shall be established prior to the Participant rendering the services to which they relate and while the outcome is substantially uncertain or at such other time permitted under Treasury Regulations Section 1.162-27(e)(2). In carrying out these duties, the Committee shall use objective written standards for establishing both the performance goal and the amount of compensation such that a third party with knowledge of the relevant facts would be able to determine whether and to what extent the goal has been satisfied and the amount of compensation payable. The Committee shall provide a copy the document setting forth such standards to the affected Participant and shall retain such written material in its permanent books and records.

(j)  In the case of remuneration that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e), the Committee and the Board shall disclose to the stockholders of the Company the material terms under which such remuneration is to be paid under the Plan, and shall seek approval of the stockholders by a majority vote in a separate stockholder vote before payment of such remuneration. For these purposes, the material terms include the individuals (or class of individuals) eligible to receive such compensation, a description of the business criterion or criteria on which the performance goal is based, either the maximum amount of the compensation to be paid thereunder or the formula used to calculate the amount of compensation if the performance goal is attained, and such other terms as required under Code Section 162(m)(4)(C) and the Treasury Regulations promulgated thereunder, determined from time to time. The foregoing actions shall be undertaken in conformity with the rules of Code Section 162(m)(4)(C)(ii) and Treasury Regulations promulgated thereunder. Such remuneration shall not be payable under this Plan in the absence of such an approving stockholder vote. In the case of remuneration that is not intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e), the Committee and the Board shall make such disclosures to and seek such approval from the stockholders of the Company as they reasonably determine are required by law.

(k)  To the extent required under Code Section 162(m)(4)(C) and the regulations promulgated thereunder, before any payment of remuneration under this Plan, the Committee must certify in writing that the performance goals and any other material terms of the Award were in fact satisfied. Such certification shall be kept with the permanent books and records of the Committee, and the Committee shall provide the affected Participant with a copy of such certification.

(l)  The Committee shall use its good faith best efforts to comply with the requirements of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder for Awards that are intended to constitute “qualified performance-based compensation,” but shall have no liability to the Company or any recipient in the event one or more Awards do not so qualify.

4.    Duration of and Common Stock Subject to the Plan.

(a)  Term.    The Plan shall become effective as of May 14, 2003, the date of its adoption by the Board, subject to ratification by the stockholders of the Company within twelve (12) months after the effective date. In the event that the stockholders of the Company do not ratify the Plan within twelve (12) months after the effective date, any Awards granted pursuant to the Plan shall be rescinded automatically. Unless sooner terminated by the Board, the Plan shall continue until May 13, 2013, one day prior to the tenth (10th) anniversary of the Plan’s effective date, when it shall terminate and no Awards may be granted under the Plan thereafter. The termination of the Plan shall not affect the Awards that are outstanding on the termination date.

(b)  Shares of Common Stock Subject to the Plan.    The maximum total number of shares of Common Stock with respect to which aggregate stock Awards may be granted under the Plan (including shares of Common Stock subject to outstanding Awards under the Restated Plans) shall be four million, nine hundred thirteen thousand, six hundred twenty-nine (4,913,629), plus the additional number of shares of Common Stock provided for in the following sentence. During the term of the Plan, on each January 1, the maximum total number of shares of Common Stock with respect to which aggregate stock Awards may be granted under the Plan shall automatically increase by the number of shares equal to two percent (2%) of the total number of shares of Common Stock outstanding on the immediately preceding December 31. For illustrative purposes only, if the number of shares of Common Stock outstanding as of December 31, 2003 is one million (1,000,000), then the number of shares available for purposes of the Plan will be increased as of January 1, 2004 by an additional twenty thousand (20,000) shares of Common Stock. Notwithstanding the foregoing, the annual automatic increases described above shall add a maximum of 1,586,371 shares of Common Stock to the shares available for purposes of the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Incentive Stock Options under this Plan may not exceed six million, five hundred thousand (6,500,000).

(i)  All of the amounts stated in this Paragraph (b) are subject to adjustment as provided in Section 15 below.

(ii)  For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations the number of shares of Common Stock subject to issuance upon exercise or used for payment or settlement of Awards.

(iii)  If any Awards are forfeited, terminated, expire unexercised, settled or paid in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were theretofore subject to such Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of such Awards.

(c)  Source of Common Stock.    Common Stock which may be issued under the Plan may be either authorized and unissued stock or issued stock that has been reacquired by the Company. No fractional shares of Common Stock shall be issued under the Plan.

5.    Eligibility.    Incentive Stock Options may only be granted to Employees of the Company or a Subsidiary. Employees, Non-Employee Directors, and Consultants of the Company or a Subsidiary are eligible to receive Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Awards, Performance Awards and other Awards under the Plan.

6.    Stock Options.    Stock options granted under the Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options (collectively referred to as “Stock Options”). Stock Options shall be subject to the terms and conditions set forth below. Each written Stock Option agreement shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

(a)  Grant.    Stock Options shall be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and pursuant to written agreements with the Participant in such form as the Committee may from time to time approve in its sole and absolute discretion. The terms of individual Stock Option agreements need not be identical. Each Stock Option agreement shall state specifically whether it is intended to be an Incentive Stock Option agreement or a Non-Qualified Stock Option agreement. Stock Options may be granted alone or in addition to other Awards under the Plan. No person may be granted (in any calendar year) options to purchase more than two hundred thousand (200,000) shares of Common Stock (subject to adjustment pursuant to Section 15 below). The foregoing sentence is an annual limitation on grants and not a cumulative limitation. Any Stock Option repriced during a year shall count against this annual limitation.

(b)  Exercise Price.    Except as otherwise provided for in Paragraph (f) below, the exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant.

(c)  Option Term.    The term of each Stock Option shall be fixed by the Committee. However, the term of any Stock Option shall not exceed ten (10) years after the Date of Grant of such Stock Option.

(d)  Exercisability.    A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the Date of Grant and set forth in the written Stock Option agreement. A written Stock Option agreement may, if permitted pursuant to its terms, become exercisable in full upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control).

(e)  Method of Exercise.    A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Committee specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price (i) in cash or (ii) if acceptable to the Committee, in shares of Common Stock already owned by the Participant or a Qualified Note. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of part or all of the exercise price of such shares; provided, that such payment would not cause the Company to recognize compensation expense for financial reporting purposes or to violate Section 402 of the Sarbanes-Oxley Act of 2002, as determined by the Committee in its sole discretion.

(f)  Special Rules for Incentive Stock Options.    The terms specified below shall be applicable to all Incentive Stock Options. Stock Options which are specifically designated as Non-Qualified Stock Options when issued under the Plan shall not be subject to the terms of this Paragraph.

(i)  Exercise Price.    In the case of an Incentive Stock Option, the exercise price of such Stock Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of the Grant of such Stock Option.

(ii)  Ten Percent Stockholder.    If any Employee to whom an Incentive Stock Option is granted is a Ten Percent Stockholder, then the exercise price of the Incentive Stock Option shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant of such Incentive Stock Option, and the term of the Incentive Stock Option shall not exceed five (5) years measured from the Date of Grant of such option.

(iii)  Dollar Limitation.    In the case of an Incentive Stock Option, the aggregate Fair Market Value of the Optioned Stock (determined as of the Date of Grant of each Stock Option) with respect to Stock Options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate) that may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of one hundred thousand dollars ($100,000). To the extent the Employee holds two or more such Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Stock Options as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted. Any Stock Options in excess of such limitation shall automatically be treated as Non-Qualified Stock Options.

7.    Stock Appreciation Rights.    The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions. Furthermore, the Stock Appreciation Rights shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable. The terms of each Stock Appreciation Right granted shall be set forth in a written agreement between the Company and the Participant receiving such grant. The terms of such agreements need not be identical.

(a)  Stock Appreciation Rights.    A Stock Appreciation Right is an Award determined by the Committee entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on a fixed date, which shall be the date concluding a measuring period set by the Committee upon granting the Stock Appreciation Right, over the Fair Market Value of a share of Common Stock on the Date of Grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock subject to the Stock Appreciation Right. No Stock Appreciation Rights granted in any calendar year to any person may be measured by an amount of shares of Common Stock in excess of two hundred thousand (200,000) shares, subject to adjustment under Section 15 below. The foregoing sentence is an annual limitation on grants and not a cumulative limitation.

(b)  Grant.    A Stock Appreciation Right may be granted in addition to or completely independently of any other Award under the Plan. Upon grant of a Stock Appreciation Right, the Committee shall select and inform the Participant regarding the number of shares of Common Stock subject to the Stock Appreciation Right and the date that constitutes the close of the measuring period.

(c)  Measuring Period.    A Stock Appreciation Right shall accrue in value from the Date of Grant over a time period established by the Committee. In the written Stock Appreciation Right agreement, the Committee may also provide (but is not required to provide) that a Stock Appreciation Right shall be automatically payable on one or more specified dates prior to the normal end of the measuring period upon the occurrence of events selected by the Committee (including, but not limited to, a Change in Control) that are beyond the control of the Participant. The Committee may provide (but is not required to provide) in the Stock Appreciation Right agreement that in the case of a cash payment such acceleration in payment shall also be subject to discounting of the payment to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m).

(d)  Form of Payment.    Payment pursuant to a Stock Appreciation Right may be made (i) in cash, (ii) in shares of Common Stock or (iii) in any combination of the above, as the Committee shall determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, at the time of payment or at any time in between such dates. However, any Stock Appreciation Right paid upon or subsequent to the occurrence of a Change in Control shall be paid in cash.

8.    Restricted Awards.    Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions. Furthermore, the Restricted Awards shall be pursuant to a written agreement executed both by the Company and the Participant, which agreement shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion. The terms of such written agreements need not be identical.

(a)  Restricted Stock Grants.    A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Paragraph (d) below.

(b)  Restricted Unit Grants.    A Restricted Unit Grant is an Award of units (with each unit having a value equivalent to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit all or a portion of such units upon termination of Service for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of such units.

(c)  Grants of Awards.    Restricted Awards may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions (including performance goals) on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of such shares of Common Stock. Such certificate shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The certificate evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

(d)  Restriction Period.    Restricted Awards shall provide that in order for a Participant to vest in such Awards, the Participant must continuously provide Services, subject to relief for specified reasons, for such period as the Committee may designate at the time of the Award (“Restriction Period”). If the Committee so provides in the written agreement with the Participant, a Restricted Award may also be subject to satisfaction of such performance goals as are set forth in such agreement. During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions during the Restriction Period upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control). The Committee may provide (but is not required to provide) in the written agreement with the Participant that in the case of a cash payment such acceleration in payment shall also be subject to discounting of the payment to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m). Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments or by action of the Committee), the Participant shall be entitled to receive his or her Restricted Award or portion thereof, as the case may be.

(e)  Payment of Awards.    A Participant who receives a Restricted Stock Grant shall be paid solely by release of the restricted stock at the termination of the Restriction Period (whether in one payment, in installments or otherwise). A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the specified Restriction Period (i) in cash, (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above, as the Committee shall determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment or at any time in between such dates.

(f)  Rights as a Stockholder.    A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a stockholder of the Company, including the right to vote the stock, and the right to receive any cash dividends. Such cash dividends shall be withheld, however, until their release upon lapse of the restrictions under the Restricted Award. Stock dividends issued with respect to the shares covered by a Restricted Stock Grant shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Stock Grant with respect to which the dividends are issued.

9.    Performance Awards.    Performance Awards granted under the Plan may be in the form of either Performance Share Grants or Performance Unit Grants. Performance Awards shall be subject to the terms and conditions set forth below. Furthermore, the Performance Awards shall be subject to written agreements which shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion. Such agreements need not be identical.

(a)  Performance Share Grants.    A Performance Share Grant is an Award of units (with each unit equivalent in value to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

(b)  Performance Unit Grants.    A Performance Unit Grant is an Award of units (with each unit representing such monetary amount as designated by the Committee) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

(c)  Grants of Awards.    Performance Awards shall be granted under the Plan pursuant to written agreements with the Participant in such form as the Committee may from time to time approve. Performance Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Award made to any Participant.

(d)  Performance Goals and Performance Periods.    Performance Awards shall provide that, in order for a Participant to vest in such Awards, the Company must achieve certain performance goals (“Performance Goals”) over a designated performance period selected by the Committee (“Performance Period”). The Performance Goals and Performance Period shall be established by the Committee, in its sole and absolute discretion. The Committee shall establish Performance Goals for each Performance Period before the commencement of the Performance Period and while the outcome is substantially uncertain or at such other time permitted under Treasury Regulations Section 1.162-27(e)(2). The Committee shall also establish a schedule or schedules for such Performance Period setting forth the portion of the Performance Award which will be earned or forfeited based on the degree of achievement of the Performance Goals actually achieved or exceeded. In setting Performance Goals, the Committee may use such measures as return on equity, earnings growth, revenue growth, comparisons to peer companies, or such other measure or measures of performance in such manner as it deems appropriate.

(e)  Payment of Awards.    In the case of a Performance Share Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award as of the end of the Performance Period. In the case of a

Performance Unit Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the dollar value of each unit times the number of units earned. The Committee, pursuant to the written agreement with the Participant, may make such Performance Awards payable in whole or in part upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control). The Committee may provide (but is not required to provide) in the written agreement with the Participant that, in the case of a cash payment, acceleration in payment of a Performance Award shall also be subject to discounting to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m). Payment in settlement of a Performance Award shall be made as soon as practicable following the conclusion of the Performance Period (i) in cash, (ii) in shares of Common Stock, or (iii) in any combination of the above, as the Committee may determine in its sole and absolute discretion. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment, or at any time in between such dates.

10.    Other Stock-Based and Combination Awards.

(a)  The Committee may grant other Awards under the Plan pursuant to which Common Stock is or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such other stock-based grants may be granted either alone or in addition to any other type of Award granted under the Plan.

(b)  The Committee may also grant Awards under the Plan in combination with other Awards or in exchange of Awards, or in combination with or as alternatives to grants or rights under any other employee plan of the Company, including the plan of any acquired entity.

(c)  Subject to the provisions of the Plan, the Committee shall have authority to determine the individuals to whom and the time or times at which the Awards shall be made, the number of shares of Common Stock to be granted or covered pursuant to such Awards, and any and all other conditions and/or terms of the Awards.

11.    Deferral Elections.    The Committee may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including the possible (a) payment or crediting of reasonable interest on such deferred amounts credited in cash, and (b) the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Company and the Committee shall not be responsible to any person in the event that the payment deferral does not result in deferral of income for tax purposes.

12.    Dividend Equivalents.    Awards of Stock Options, Stock Appreciation Rights, Restricted Unit Grants, Performance Share Grants, and other stock-based Awards may, in the sole and absolute discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

13.    Termination of Service.    The terms and conditions under which an Award may be exercised after a Participant’s termination of Service shall be determined by the Committee and reflected in the written agreement with the Participant concerning the Award.

14.    Non-Transferability of Awards.    No Award under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. Subject to the foregoing, during the lifetime of a Participant, Awards are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant or his or her legal representative if the Participant is Disabled.

15.    Adjustments Upon Changes in Capitalization, Etc.

(a)  The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

(b)  In the event of any change in capitalization affecting the Common Stock after the effective date of this Plan, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of stock, other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, (ii) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (iii) the number of shares of Common Stock covered by each outstanding Award, and (iv) the price per share in respect of outstanding Awards. Such adjustments shall be made by the Committee so that the adjustments shall not result in an accounting consequence under APB 25 and FASB Interpretation No. 44, as amended, and any successor thereof. The Committee’s determination with respect to the adjustments shall be final, binding, and conclusive.

(c)  The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to stockholders.

16.    Change in Control.    To the extent that the Committee, in its sole discretion, determines that the payments provided in Subsection (a) through (d) below do not constitute an “excess parachute payment” under Code Section 280G, and except as the Committee may in its discretion otherwise provide in any Award agreement, in the event of a Change in Control:

(c)  All outstanding Stock Options shall vest in their entirety and become exercisable immediately prior to the specified effective date of the Change in Control (and remain exercisable until the time of termination specified in the relevant Award Agreement), unless such Stock Options are either (i) assumed by the successor corporation or its parent company pursuant to options providing substantially equal value and having substantially equivalent provisions as the Stock Options granted under this Plan or (ii) the Stock Options are affirmed by the Company;

(d)  Notwithstanding paragraph (a) above, all Stock Options issued to non-employee directors shall vest in their entirety and become exercisable immediately prior to the specified effective date of the Change in Control (and remain exercisable until the time of termination specified in the relevant Award Agreement) irrespective of whether such Stock Options are assumed by the successor corporation or its parent company or are affirmed by the Company;

(e)  All restrictions and conditions of the Restricted Stock Grants and Restricted Unit Grants then outstanding shall be deemed satisfied as of the date of the Change in Control; and

(f)  The Performance Share Grants and Performance Unit Grants shall be deemed to have been fully earned as of the date of the Change in Control.

17.    Amendment and Termination.    Without further approval of the stockholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable. However, the Board may not, without approval of the stockholders, make any amendment which would (a) increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Section 15 above), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan. Notwithstanding the above, the Board may amend the Plan to take into account changes in applicable securities laws, federal income tax laws and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board may amend the Plan in accordance with any modifications to that rule without the need for stockholder approval. Notwithstanding the foregoing, the Plan may not be amended more than once every six months other than to comply with the changes in the Code.

18.    Miscellaneous Matters.

(a)  Tax Withholding.

(i)  The Company’s obligation to deliver Common Stock and/or pay any amount under the Plan shall be subject to the satisfaction of all applicable federal, state, local, and foreign tax withholding requirements.

(ii)  The Committee may, in its discretion, provide the Participants or their successors with the right to use previously vested Common Stock in satisfaction of all or part of the taxes incurred by such Participants in connection with the Plan; provided, however, that this form of payment shall be limited to the withholding amount calculated using the minimum applicable statutory rates. Such right may be provided to any such holder in either or both of the following formats.

1.    Stock Withholding:    The election to have the Company withhold, from the Common Stock otherwise issuable under the Plan, a portion of the Common Stock with an aggregate Fair Market Value equal to the taxes calculated using the minimum applicable statutory rates.

2.    Stock Delivery:    The election to deliver to the Company, at the time the taxes are required to be withheld, one or more shares of Common Stock previously acquired by the Participant or his or her successor with an aggregate Fair Market Value equal to the taxes calculated using the minimum statutory rates.

(b)  Not an Employment or Service Contract.    Neither the adoption of the Plan nor the granting of any Award shall confer upon any Participant any right to continue in the Service of the Company or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the Services of any of its Employees, Non-Employee Directors, or Consultants at any time, with or without cause.

(c)  Unfunded Plan.    The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any written contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

(d)  Annulment of Awards.    The grant of any Award under the Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Award payable in Common Stock is provisional until the Participant becomes entitled to the certificate in settlement thereof. Payment under any Awards granted pursuant to the Plan is wholly contingent upon stockholder approval of the Plan. Where approval for an Award sought pursuant to Section 162(m)(4)(C)(ii) of the Code is not granted by the Company’s stockholders, the Award shall be annulled automatically. In the event the Service of a Participant is terminated for cause (as defined below), any Award which is provisional shall be annulled as of the date of such termination for cause. For purposes of the Plan, the term “terminated for cause” means any discharge because of personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, continuing intentional or habitual failure to perform stated duties, violation of any law (other than minor traffic violations or similar misdemeanor offenses not involving moral turpitude), or material breach of any provision of an employment or independent contractor agreement with the Company.

(e)  Other Company Benefit and Compensation Programs.    Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state. Furthermore, such benefits shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that inclusion of an Award or portion of an Award should be included. Awards under the Plan may be made in combination with or in addition to, or as alternatives to, grants, awards or payments under any other Company or Subsidiary plans. The Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements (in addition to this Plan) as it deems necessary to attract, retain, and motivate officers, directors, employees or independent contractors for their service with the Company and its Subsidiaries.

(f)  Securities Law Restrictions.    No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(g)  Award Agreement.    Each Participant receiving an Award under the Plan shall enter into a written agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee shall, in its sole and absolute discretion, determine.

(h)  Costs of Plan.    The costs and expenses of administering the Plan shall be borne by the Company.

(i)  Governing Law.    The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

STAAR SURGICAL COMPANY, a Delaware corporation

By:	/s/ JOHN BILY
John Bily Secretary

Date: May 14, 2003

Form of Notice of Option Grant and Stock Option Agreement

Stock Option No.

STAAR SURGICAL COMPANY

2003 OMNIBUS EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following option to purchase Common Stock of STAAR Surgical Company, a Delaware corporation (the “Company”):

Name of Optionee:

Total Number of Shares Granted:

(“Optioned Stock”)

Type of Option:	☐ Incentive Stock Option

☐ Non-Qualified Stock Option

Exercise Price Per Share:	$

Date of Grant:

Date Exercisable:

This option may be exercised with respect to the first     % of the Optioned Stock when the Optionee completes      months of continuous Service after the Vesting Commencement Date. This option may be exercised with respect to an additional     % of the Optioned Stock when the Optionee completes each year of continuous Service thereafter.

Vesting Commencement Date:

Expiration Date:

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the STAAR Surgical Company 2003 Omnibus Equity Incentive Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:	STAAR SURGICAL COMPANY

By:

Title:

Print Name

Social Security Number

STAAR SURGICAL COMPANY

2003 OMNIBUS EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

1.    Definitions.    Unless otherwise defined herein, the terms defined in the STAAR Surgical Company 2003 Omnibus Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (“Agreement”).

2.    Grant of Option.    Effective as of the date of grant set forth on the Notice of Stock Option Grant attached hereto (the “Date of Grant”), STAAR Surgical Company (the “Company”) grants to the optionee named in the Notice of Stock Option Grant (“Optionee”) the right and option (the “Option”) to purchase, all or any part of such number of shares of Common Stock at such exercise price per share as are set forth on the Notice of Stock Option Grant. The Option shall be exercisable from time to time in accordance with the provisions of this Agreement during a period expiring on the expiration date set forth on the Notice of Stock Option Grant (the “Expiration Date”) or earlier in accordance with Section 5 below. This Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option, as provided in the Notice of Stock Option Grant.

3.    Vesting.    The Option shall become exercisable to purchase, and shall vest with respect to, such percentage of the shares covered hereby (rounded to the nearest whole share) as may be set forth on the Notice of Stock Option Grant hereof. In each case the number of shares which may be purchased shall be calculated to the nearest full share. The Optionee shall cease vesting in the Option on the Optionee’s Termination Date.

4.    Manner of Exercise.    Each exercise of the Option shall be by means of a written notice of exercise delivered to the Committee, specifying the number of shares to be purchased and accompanied by payment to the Committee of the full purchase price of the shares to be purchased solely (i) in cash or by check payable to the order of the Company, (ii) by delivery of Mature Shares already owned by, and in the possession of, the Optionee, valued at their Fair Market Value, or (iii) (x) by a Qualified Note made by Optionee in favor of the Company, upon the terms and conditions determined by the Committee including, to the extent the Committee determines appropriate, a security interest in the shares issuable upon exercise or other property, or (y) through a “cashless exercise,” in either case complying with applicable law (including, without limitation, state and federal margin requirements), or any combination thereof; provided, however, that such payment of the exercise price would not cause the Company to recognize compensation expense for financial reporting purposes or to violate Section 402 of the Sarbanes-Oxley Act of 2002, as determined by the Committee in its sole discretion. Shares of Common Stock (including Mature Shares) used to satisfy the exercise price of this Option shall be valued at their Fair Market Value determined on the date of exercise (or if such date is not a business day, as of the close of the business day immediately preceding such date). This Option may not be exercised for a fraction of a share and no partial exercise of this Option may be for less than (a) one hundred (100) shares or (b) the total number of shares then eligible for exercise, if less than one hundred (100) shares.

The Option may be exercised (i) during the lifetime of the Optionee only by the Optionee or his or her legal representative if the Optionee is Disabled; and (ii) after the Optionee’s death by his or her transferees by will or the laws of descent or distribution.

5.    Termination of Service; Death or Disability.    Upon termination of the Optionee’s Service, other than due to death or Disability, the Option shall be exercisable until the earlier of (i) the Expiration Date or (ii) a date three (3) months after the Optionee’s Termination Date, to the extent exercisable on the Termination Date, and shall thereafter expire and be void and of no further force or effect. If the Optionee dies or becomes Disabled while the Optionee is in Service with the Company or an Affiliate, the Option shall expire on the earlier of (i) the Expiration Date or (ii) a date one (1) year after the date of such death or Disability, to the extent exercisable on the date of death or Disability, and shall thereafter expire and be void and of no further force or effect. During such period after death, the Option may, to the extent that it remained unexercised (but exercisable by the

Optionee according to the Option’s terms) on the date of such death, be exercised by the person or persons to whom the Optionee’s rights under the Option shall pass by the Optionee’s will or by the laws of descent and distribution.

6.    Shares to be Issued in Compliance with Federal Securities Laws and Exchange Rules.    By accepting the Option, the Optionee represents and agrees, for the Optionee and his or her legal successors (by will or the laws of descent and distribution), that none of the shares purchased upon exercise of the Option will be acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder, or any applicable state “blue sky” laws. If required by the Committee at the time the Option is exercised, the Optionee or any other person entitled to exercise the Option shall furnish evidence satisfactory to the Company (including a written and signed representation) to such effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act or state blue sky laws by such person. The Company shall use its reasonable efforts to take all necessary and appropriate action to assure that the shares issuable upon the exercise of this Option shall be issued in full compliance with the Securities Act, state blue sky laws and all applicable listing requirements of any principal securities exchange on which shares of the same class are listed.

7.    Withholding of Taxes.    As a condition to the exercise of this Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local, or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local, or foreign withholding tax obligations that may arise in connection with the disposition of shares of Common Stock acquired by exercising this Option.

8.    Payment of Withholding.    The Optionee will pay to the Company an amount equal to the withholding amount (or the Company may withhold such amount from the Optionee’s salary) in cash. At the Committee’s election, the Optionee may pay the withholding amount with shares of Common Stock; provided, however, that payment in stock shall be limited to the withholding amount calculated using the minimum statutory rates.

9.    No Assignment.    The Option and all other rights and privileges granted hereby shall not be transferred, either voluntarily or by operation of law otherwise than by will or the laws of descent and distribution. Upon any attempt to so transfer or otherwise dispose of this Option or any other right or privileges granted hereby contrary to the provisions hereof, this Option and all rights and privileges contained herein shall immediately become null and void and of no further force or effect.

10.    Adjustment for Reorganizations, Stock Splits, etc.    If the outstanding shares of Common Stock (or any other class of shares or securities which shall have become issuable upon the exercise of this Option pursuant to this sentence) are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares receivable upon the exercise of this Option, without change in the total price applicable to the unexercised portion of this Option, but with a corresponding adjustment in the price for each share or other unit of any security covered by this Option.

Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation, this Option shall terminate; provided, however, that notwithstanding the foregoing, the Committee shall provide in writing in connection with such transaction for the appropriate satisfaction of this Option by one or more of the following alternatives (separately or in combination): (i) for this Option to become immediately exercisable notwithstanding the provisions of Sections 3 and 4; (ii) for the assumption by the successor corporation of this Option or the substitution by such corporation therefor of a new option covering the stock of the successor corporation or its affiliates with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by such successor corporation in which event the Plan and this Option shall continue in the manner and under the terms so provided; or (iv) for the payment in cash or stock in lieu of and in complete satisfaction of this Option.

Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under this Option on any such adjustment.

11.    Participation by the Optionee in Other Company Plans.    Nothing herein contained shall affect the right of the Optionee to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance, profit sharing or other employee welfare plan or program of the Company or of any Affiliate.

12.    No Rights as a Stockholder Until Issuance of Stock Certificate.    Neither the Optionee nor any other person legally entitled to exercise this Option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect of any shares issuable upon any exercise of the Option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to the Optionee. No shares shall be issued and delivered upon the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act (whether by registration or satisfaction of an exemption therefrom), all applicable listing requirements of a national securities exchange on which shares of the same class are listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

13.    Not an Employment or Service Contract.    Nothing herein contained shall be construed as an agreement by the Company or any of its Affiliates, express or implied, to employ the Optionee or contract for the Optionee’s services, to restrict the Company’s or such Affiliate’s right to discharge the Optionee or cease contracting for the Optionee’s services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between the Optionee and the Company or any of its Affiliates.

14.    Agreement Subject to the Plan.    The Option hereby granted is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan, as the same shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect the Optionee’s rights under this Option without the prior written consent of the Optionee.

The next page is the signature page.

15.    Execution.    The interpretation, performance and enforcement of this Agreement shall be governed by the internal substantive laws of the State of California.

COMPANY:	STAAR SURGICAL COMPANY

By:

Its:

OPTIONEE:

Name

By his or her signature below, the spouse of the Optionee agrees to be bound by all of the terms and conditions of the foregoing Agreement.

OPTIONEE’S SPOUSE:

Name

ANNUAL MEETING OF STOCKHOLDERS OF

STAAR SURGICAL COMPANY

June 18, 2003

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN

BLUE OR BLACK INK AS SHOWN HERE    ☒

Proposal No. 1 Election Of Directors					Proposal No. 2	FOR	AGAINST	ABSTAIN
		NOMINEES			Approval of the 2003 Omnibus Equity Incentive Plan	☐	☐	☐
☐	FOR ALL NOMINEES	☐	DONALD DUFFY
		☐	DR. VOLKER ANHAEUSSER		THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL NO. 1 AND “FOR” THE APPROVAL OF THE 2003 OMNIBUS EQUITY INCENTIVE PLAN.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

This proxy when properly signed will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all of the Board of Directors’ nominees and “FOR” approval of the 2003 Omnibus Equity Incentive Plan.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder Date: Signature of Stockholder Date:

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

STAAR SURGICAL COMPANY

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

The undersigned, a stockholder of STAAR SURGICAL COMPANY, a Delaware corporation (the “Company”), hereby appoints David Bailey and John Bily, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the annual meeting of the stockholders of the Company, to be held on June 18, 2003, at 10:00 a.m., and any postponements or adjournments thereof, and in connection herewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows on the reverse side.

(Continued and to be signed on the reverse side)